Exhibit 10.17

AMENDMENT TO ACQUISITION AGREEMENT AND PLAN OF MERGER

This Amendment to Acquisition Agreement and Plan of Merger ( “Amendment”) dated this 11 day of December, 2001 is entered into by and among The Quarles Agency, Inc. (“QA”) a Oklahoma corporation, TeamBank, N.A. (“TBNA”); a national association; TeamBank, N.A. Financial Subsidiary, Inc. ( “TBFS”) and the individual stockholders of QA, C. Gene Quarles, an individual, Clint Quarles, and individual and Robin Buerge, an individual (who are collectively sometimes referred to hereinafter as the “Stockholders”.

WHEREAS, QA, TBNA, TBFS and Stockholders entered into an Acquisition Agreement and Plan of Merger dated as of December 11, 2002 (the “Merger Agreement”); and

WHEREAS, the parties desire to amend the Merger Agreement;

WHEREAS, the Boards of Directors of TBNA, TBFS and QA and the Stockholders have determined that it is advisable that TBNA acquire the common stock of QA directly from the Stockholders instead of acquiring such stock as part of the merger transaction contemplated by the Merger Agreement; and

WHEREAS, following the purchase of such stock from the Stockholders TBNA shall be the sole stockholder of QA and QA shall continue to operate as a wholly owned financial subsidiary of TBNA its insurance agency business under the name of The Quarles Agency, Inc. or such other name as TBNA may select, and QA shall thereafter continue to be governed by the laws of the State of Oklahoma; and

WHEREAS, the proposed Amendment is being made by the respective boards of directors and officers of QA, TBNA and TBFS and approved by the Stockholders prior to the closing of said purchase of stock by TBNA; and

WHEREAS, the proposed Amendment does not: (a) alter or change the method of calculation of cash which is to be transferred or paid to QA stockholders hereunder; (b) alter or change any term of the articles of incorporation of QA; (c) alter or change any of the terms and conditions of the prior Merger Agreement in any manner which will adversely affect the Stockholders or the stockholders of TBNA or TBFS.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Merger Agreement as follows:

1.                                       Instead of merging QA into TBFS, TBNA shall purchase all of the common stock of QA from the Stockholders at closing in the same manner and for the same consideration as the Stockholders were to receive for the surrender of their stock in the previous merger transaction as set forth in the Merger Agreement. Thereafter TBNA shall be the sole stockholder of QA. Following the closing, QA shall continue to exist as a wholly owned financial subsidiary of TBNA which shall be the sole stockholder of QA.

2.                                       Consistent with the revisions provided for in paragraph 1 above, SECTION 1.1 of Article I THE MERGER PLAN in the Merger Agreement shall be deleted in its entirety and the following shall be substituted therefore:

ARTICLE I

THE PURCHASE OF COMMON STOCK OF QA

SECTION 1.1 Purchase of Stock. Subject to the terms and conditions of this Amendment, including the requisite governmental and regulatory approvals; at the closing, TBNA agrees to purchase from Stockholders, and Stockholders agree to sell to TBNA, all (but not less than all) of the issued and outstanding shares of the common stock of QA for the consideration specified below in ARTICLE II. The Stockholders represent that, by acquiring such common stock, and by entering into the other transactions described herein, TBNA will acquire beneficial ownership of all of the property of QA, including intellectual property, specifically the right to the names “The Quarles Agency” and “The Quarles Group”, address, telephone number, e-mail addresses, web site, etc., and all other assets and properties used in connection with the conduct of business by QA, including, without limitation, the assets listed on any schedule attached to the original form of the Merger Agreement.

SECTION 1.2 Further Assurances. If at any time after the closing, QA shall consider it advisable that any further conveyances, agreements, documents, instruments or assurances of law or any other actions or things are necessary or desirable to vest, perfect, confirm, or record in QA the title to any property or rights, privileges, powers, or franchises of QA, the then officers of QA shall and will be authorized to, execute and deliver any and all proper conveyances, agreements, documents, instruments, and assurances of law and do all things necessary or proper to vest, perfect, or confirm title to such property, rights, privileges, powers and franchises in QA and otherwise to carry out the provisions of this Amendment and the Merger Agreement as amended herein.

SECTION 1.3 Governing Law. The laws which are to govern this transaction and the amended agreement are the laws of the State of Oklahoma.

3.                                       Article II STATUS AND CONVERSION OF SHARES in the Merger Agreement shall be deleted in its entirety and the following shall be substituted therefore:

ARTICLE II

PURCHASE PRICE

In consideration of the transfer to TBNA of the stock held by Stockholders at closing TBNA shall purchase said shares from the Stockholders as set forth in this Article.

SECTION 2.1 Purchase Price. The purchase price shall be the total sum of Seven Million Dollars (“Purchase Price”) to be paid as follows:

(a)                                  Covenants Not to Compete. One Hundred Fifty Thousand Dollars ($150,000) of the Purchase Price shall be paid at the closing to C. Gene Quarles, Robin Buerge and Clint Quarles, prorated based upon their respective ownership of QA Shares as and for the execution of their respective covenants not to compete as set forth in Section 8.5 below.

(b)                                 Cash at Closing. Five Million Dollars ($5,000,000) of the Purchase Price shall be paid at closing to C. Gene Quarles, Robin Buerge and Clint Quarles prorated based upon their respective ownership of QA Shares in payment for their respective QA Shares.

(c)                                  Purchase of Insurance. Simultaneously with the payment of the cash at closing described in subparagraph 2.1 (b), C. Gene Quarles and Robin Buerge shall purchase from QA, their respective interests in those certain Split-Dollar life insurance agreements currently owned by QA or in which QA holds a collateral assignment in the amount recorded or accrued on the books of QA at the closing (currently the value is $1,272,032.48 with $1,105,352.48 attributable to C. Gene Quarles and $166,680.00 attributable to Robin Buerge). Such payment shall be made in cash or certified funds and thereafter QA shall release its rights in said Split-Dollar life insurance agreements and shall take such steps as are reasonably necessary to release QA’s interest in such insurance agreements to C. Gene Quarles and Robin Buerge. In the event that the payment actually made at closing should prove to be incorrect for any reason, the parties agree that an appropriate adjustment shall be made by payment from one party to the other within sixty (60) days of closing.

(d).                              Assignment of Life Insurance Policies. Simultaneously with the payment of cash at closing described in subparagraph 2.1 (b), C. Gene Quarles and Robin Buerge shall make the assignments as required in this subparagraph. C. Gene Quarles shall cause his “New York Life” life insurance policy to be partially assigned to QA in the amount of One Million Dollars ($1,000,000) for a period not to exceed five years from date of closing. QA agrees thereafter to reimburse Gene Quarles for as long as said partial assignment is held by QA, the cost of said $1,000,000 portion assigned to QA as said cost may be determined by the lowest cost available in the marketplace of a $1,000,000 standard rated term life insurance policy. In the event of the death of C. Gene Quarles during the period the assignment remains in place, QA shall be entitled to the proceeds of such assigned policy as its sole and separate property and thereafter all obligations of QA with respect to such assigned policy shall be terminated and held for naught. At the end of such five year period, or earlier at the option of QA, QA shall assign back to C. Gene Quarles such partially assigned life insurance and, thereafter, QA shall have no further interest in said life insurance policy. Robin Buerge shall cause his existing term life insurance to be assigned to QA in the amount of One Million Dollars $1,000,000.00 with all premiums accruing after said assignment on said assigned life insurance to be paid by QA. From and after said assignment by Robin Buerge, QA shall hold and exercise all ownership rights to said assigned policy.

(e)                                  Annual Contingent Payment. The balance of the Purchase Price of ONE MILLION EIGHT HUNDRED FIFTY THOUSAND DOLLARS ($1,850,000.00) plus interest thereon at the Prime Rate published in the Wall Street Journal minus one percent (1%), as adjusted or determined annually with respect to such rate as published in the first publication of each calendar year hereafter, shall be paid in annual contingent payments as follows:

If the QA’s post-closing revenues from all insurance commissions, fees and contingencies (determined in accordance with generally accepted accounting principles) for the fiscal years ending 2003 and 2004 are FOUR MILLION DOLLARS ($4,000,000.00) or more per fiscal year, excluding commission income derived from post-closing insurance premiums paid by TBNA and/or its parent company or any subsidiaries, (hereinafter “Revenue Target”), the sum of $925,000.00 plus accrued and unpaid interest thereon per year shall be paid within 45 days of the close of each fiscal year to the Stockholders pro rata based upon their respective ownership of QA Shares. In the event the post-closing Revenue Target is not attained for either 2003 or 2004 or both, the Annual Contingent Payment to the Stockholders shall be reduced on a pro-rata basis and calculated as shown in the example attached to the original Merger Agreement and marked Schedule 2.3 (e).

Provided, however, in the event the full amount of the annual contingent payment in the sum of $925,000.00 per year was not received by the Stockholders in either 2003 or 2004, the unearned portion of either or both of said annual contingent payments may be earned by QA reaching the Revenue Target on or before the end of the QA’s fiscal year in 2006. In the event the full amount of $1,850,000.00 in annual contingent payments has not been paid to the Stockholders on or before the end of fiscal year 2006, no additional contingent payment shall be made and all sums described as annual contingent payments shall be deemed to be satisfied. It is contemplated that QA’s fiscal year end will change to December 31 following the closing. The payment of the contingent payments to be paid as described in this subparagraph shall be guaranteed by TBNA in the form set forth in the schedule attached to the original Merger Agreement and marked Schedule 2.3 (e) (2) except that such form shall be adjusted to conform to this Amendment.

Provided, further, if any Stockholder should pass away prior to the payment of any contingent payment which may become due hereunder, such payment, when due, shall be paid to his estate.

Provided further, notwithstanding any other provisions herein to the contrary, the duty and obligation of QA to pay the balance of the Purchase Price in the Annual Contingent Payments for any one fiscal year described herein shall terminate, and no such Annual Contingent Payment shall be made in such fiscal year, if QA’s post-closing revenues from all commission income, fees and contingencies (determined in accordance with generally accepted accounting principles), excluding commission income derived from post-closing insurance premiums paid by TBNA and/or its parent company or any subsidiaries, is THREE MILLION DOLLARS ($3,000,000.00) or less, hereinafter referred to as the “Revenue Floor”. If such revenues do not exceed the Revenue Floor in two fiscal years, any and all obligation of QA to pay any part of the remaining Purchase Price through Annual Contingent Payments is terminated. An example of the calculation showing the effect of the Revenue Floor upon the Annual Contingent Payments is shown in Example B on Schedule 2.3(e). TBFS as the sole stockholder of QA and TBNA as the parent company of TBFS shall take no steps which may wrongfully impair QA’s ability to produce revenues during the time in which the Annual Contingent Payments may be earned. Management of QA shall act in good faith with respect to the production of revenue during any time period in which the Annual Contingent Payments may be earned.

Provided, further, notwithstanding any other provisions herein to the contrary, the balance of the Purchase Price to be paid in the Annual Contingent Payments described herein shall be subject to QA’s right to offset against or to deduct from any earned Annual Contingent Payments a sum in the amount of any material undisclosed liabilities of QA and any judgment for punitive damages resulting from the case of “Sims, et al v. Independent School District No. 1, Tulsa County, Oklahoma and The Quarles Agency, Inc., District Court of Tulsa County, Case No. CJ-99-02148 which may be identified within two (2) years of the closing. For purposes of this subparagraph the term “material” shall mean undisclosed liabilities which exceed TWENTY FIVE THOUSAND DOLLARS ($25,000.00) in the aggregate. Provided, however, said offset or deduction shall not exceed a total of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00).

The terms and provisions of this section 2.1 shall survive the closing of this stock purchase transaction.

SECTION 2.2 Authorized Shares. At the closing, there shall have been no change in the number of authorized shares of QA.

SECTION 2.3 Stockholder Objections to this transaction. All written objections to this transaction shall be subject to and determined by the requirements of Oklahoma law. TBNA, TBFS and QA agree that prior to the Effective Time no corporation will, without the express written consent of the other corporations, voluntarily make any payment with respect to, or settle or offer to settle any such objection. Any stockholder of QA who objects to the merger and who becomes entitled to any statutory right for payment for his shares of stock shall receive payment from TBFS (but only after the amount thereof shall have been agreed upon or finally determined pursuant to said statute) and after payment thereof, said shares shall be canceled.

4.                                       All references in the Merger Agreement to Effective Time shall be amended to read “closing”. All references in the Merger Agreement to Surviving Corporation shall be amended to read “QA”. All references in the Merger Agreement to Cash Consideration shall be amended to read “Purchase Price”. All references in the Merger Agreement to the merger transaction shall be amended in form and substance to describe the purchase of stock from the Stockholders as provided for in this Amendment.

5.                                       This Amendment is being made pursuant to the authority provided in ARTICLE X, the Merger Agreement and may be executed in several counterparts, and by the parties on separate counterparts, and all such counterparts, when so executed and delivered, shall constitute but one and the same agreement. The execution of this Amendment may be shown by the facsimile signature of any person so long as such facsimile signature is delivered by any party to this Amendment to any other party to this Amendment. The consent of the Shareholders to this Amendment is a waiver of any right on their part of any objection to this Amendment and shall constitute a ratification of the terms and conditions of this Amendment.

IN WITNESS WHEREOF the parties have executed this Amendment as of the date first written above.

TEAMBANK, N.A.	THE QUARLES AGENCY, INC.

Robert J. Weatherbie	Robin Buerge
Chairman	President

TEAMBANK, N. A. FINANCIAL

SUBSIDIARY, INC.

Robert J. Weatherbie

Chairman

STOCKHOLDERS

DATE:
C. Gene Quarles, Individually

DATE:
Clint Quarles, Individually

DATE:
Robin Buerge, Individually

STATE OF KANSAS, COUNTY OF MIAMI, SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Robert J. Weatherbie, Chairman of TeamBank, N.A. who is personally known to me to be the same person who executed the foregoing instrument of writing, and he duly acknowledged the execution of the same, and declared that he executed this Amendment to the Merger Agreement on behalf of the corporation pursuant to the authority granted him by the Board of Directors.

IN TESTIMONY WHEREOF, I hereunto subscribe my name and affix my official seal this                 day of December, 2002.

Notary Public

My appointment expires:

STATE OF KANSAS, COUNTY OF MIAMI, SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Robert J. Weatherbie, Chairman of TeamBank, N.A. Financial Subsidiary, Inc. who is personally known to me to be the same person who executed the foregoing instrument of writing, and he duly acknowledged the execution of the same, and declared that he executed this Amendment to the Merger Agreement on behalf of the corporation pursuant to the authority granted them by the Board of Directors.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this                  day of December, 2002.

Notary Public

My appointment expires:

STATE OF OKLAHOMA, COUNTY OF TULSA, SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Robin Buerge, President of The Quarles Agency, Inc., who is personally known to me to be the same person who executed the foregoing instrument of writing, and he duly acknowledged the execution of the same, and declared that he executed this Amendment to the Merger Agreement on behalf of the corporation pursuant to the authority granted him by the Board of Directors.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this             day of December, 2002.

Notary Public

My appointment expires:

STATE OF OKLAHOMA, COUNTY OF TULSA, SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, C. Gene Quarles who is personally known to me to be the same person who executed the foregoing instrument of writing.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this               day of December, 2002.

Notary Public

My appointment expires:

STATE OF OKLAHOMA, COUNTY OF TULSA, SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Clint Quarles who is personally known to me to be the same person who executed the foregoing instrument of writing.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this                day of December, 2002.

Notary Public

My appointment expires:

STATE OF OKLAHOMA, COUNTY OF TULSA, SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Robin Buerge who is personally known to me to be the same person who executed the foregoing instrument of writing.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this                    day of December, 2002.

Notary Public

My appointment expires:

ACQUISITION AGREEMENT AND PLAN OF MERGER

THIS ACQUISITION AGREEMENT AND PLAN OF MERGER (hereinafter referred to as “Merger Agreement”), is entered into this                    day of December, 2002, by and among TEAMBANK, N.A. (TBNA); a national association and TEAMBANK, N.A. FINANCIAL SUBSIDIARY, INC., a Oklahoma corporation (TBFS), and THE QUARLES AGENCY, INC., a Oklahoma corporation, (QA) and the individual stockholders of QA, C. Gene Quarles, an individual, Clint Quarles, an individual, Robin Buerge, an individual

(who are collectively sometimes referred to hereinafter as the “Stockholders”).

RECITALS

WHEREAS, TBNA is a duly organized and existing national association; and

WHEREAS, TBFS is a corporation duly organized (or to be organized) and existing under the laws of the State of Oklahoma; and

WHEREAS, QA is a corporation duly organized and existing under the laws of the State of Oklahoma; and

WHEREAS, all of the validly issued and outstanding common stock of QA is held by the following:

C. Gene Quarles	35,500 shares;

Clint Quarles	14,500 shares;

Robin Buerge	50,000 shares; and

WHEREAS, QA is an independent insurance agency engaged in the business of soliciting the sale of insurance products of any type and is located at 5810 East Skelly Drive, Tulsa, Oklahoma 74135; and

WHEREAS, TBFS is or will be a financial subsidiary wholly-owned by TBNA and organized for business purposes including the facilitation of the acquisition of QA by TBNA through a merger of QA into TBFS; and

WHEREAS, the Boards of Directors of TBNA, TBFS and QA have determined that it is advisable for the general welfare and best interest of said corporations and their respective stockholders that TBFS and QA merge as provided for in this Merger Agreement and in accordance with the applicable provisions of the laws of the State of Oklahoma; and

WHEREAS, The respective Boards of Directors of TBNA, TBFS and QA have, by resolutions, approved and authorized the execution and delivery of the Merger Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, promises, warranties and representations set forth herein and subject to the satisfaction of the terms and conditions set forth herein, and intending to be legally bound hereby; TBNA, TBFS, QA and Stockholders agree as follows:

ARTICLE I

THE MERGER PLAN

SECTION 1.1 Plan of Merger. Subject to the terms and conditions of this Merger Agreement, including the requisite governmental, regulatory and stockholder approvals; at the Effective Time, the acquisition of QA by TBFS will be carried out in the following manner:

a.                                       TBFS and QA will each cooperate in the preparation of such applications, statements or materials as may be required to be furnished to the stockholders of QA or filed or submitted to appropriate governmental or regulatory agencies in connection with the merger and with the solicitation of the approval by the stockholders of QA in respect thereof and TBNA, the sole stockholder of TBFS, agrees to vote all of its shares of capital stock of TBFS in favor of this Merger Agreement.

b.                                      At the Effective Time as defined in Section 1.2, QA shall merge with and into TBFS. As a result of the merger at the Effective Time, the outstanding shares of the capital stock of QA shall be surrendered and canceled as provided herein and the surviving corporation shall be known as Quarles Team Agency, Inc., or such other name as TBFS may select, and shall continue to be governed by the Laws of the State of Oklahoma and shall be properly authorized to do business in the State of Oklahoma and comply with all applicable insurance agency laws and regulations (sometimes hereinafter referred to as the “Surviving Corporation”). After the merger, TBNA will hold one-hundred percent (100%) of the capital stock of the Surviving Corporation which shall be a financial subsidiary of TBNA. As a result of the merger the stockholders of QA shall be entitled to receive cash consideration as provided for herein.

SECTION 1.2 Effective Time. The consummation of the merger, the delivery of the certificates and other documents called for by this Merger Agreement, and the consummation of all other transactions contemplated by this Merger Agreement (the “Effective Time”) shall take place at a location to be agreed upon by the parties, on a date that shall not be later than December 31, 2002, subject to the receipt of any required regulatory or licensure approval, if any shall be required, including the expiration of any applicable waiting period(s) required to effect the merger. The Effective Time may be extended from time to time by mutual written agreement of the parties. The parties agree that they shall exert their reasonable best efforts to cause the Effective Time to be on or before December 31, 2002. The Effective Time may sometimes hereinafter be referred to and shall be synonymous with “closing”.

SECTION 1.3 Surviving Corporation, Articles of Incorporation and Bylaws. At the Effective Time, the Surviving Corporation shall be known as Quarles Team Agency, Inc. or such other name as may be selected by TBFS. The Articles of Incorporation and Bylaws of QA in effect immediately prior to the Effective Date shall continue in full force and effect until otherwise amended or repealed.

SECTION 1.4 Filing of Merger Articles. The merger shall be documented by the filing of Merger Articles with the Oklahoma Secretary of State pursuant to Okla. Stat. 2001 Sec. 1090.2.

SECTION 1.5 Officers and Directors. The directors and officers of QA in office immediately prior to the Effective Time, together with such additional persons as may thereafter be elected, shall serve as the directors and officers of the Surviving Corporation from and after the Effective Time in accordance with the Bylaws of the Surviving Corporation then existing or as amended and restated as of the Effective Time and said directors and officers shall continue to serve as the directors and officers of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and have qualified or until officers have been replaced by the President of the Surviving Corporation.

SECTION 1.6 Effect of Merger. At the Effective Time of the merger, the Surviving Corporation shall succeed to, without other transfer, and shall possess and enjoy, all the rights, privileges, immunities, powers and franchises, both of a public and a private nature, and be subject to all the restrictions, disabilities and duties of TBFS and QA. All property, real, personal and mixed, and all debts due to either TBFS or QA on whatever account, for stock as well as for all other things in action or belonging to TBFS and QA, shall be vested in the Surviving Corporation, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation, as they were of TBFS and QA, and the title to any real estate vested by deed or otherwise in either TBFS or QA shall not revert or be in any way impaired by reason of the merger; provided, however, that all rights of creditors and all liens upon any property of either TBFS or QA shall be preserved unimpaired, limited in lien to the property affected by such liens at the Effective Time of the merger, and all debts, liabilities and duties of said TBFS and QA, respectively shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties has been incurred or contracted by the Surviving Corporation. Any existing claim, action or proceeding, whether civil, criminal or administrative by or against either TBFS or QA may be prosecuted to judgment or decree as if this merger had not taken place, or the Surviving Corporation, may be substituted in such action or proceeding.

SECTION 1.7 Further Assurances. If at any time after the Effective Time, the Surviving Corporation shall consider it advisable that any further conveyances, agreements, documents, instruments or assurances of law or any other actions or things are necessary or desirable to vest, perfect, confirm, or record in the Surviving Corporation the title to any property or rights, privileges, powers, or franchises of QA, the Board of Directors and officers of the Surviving Corporation, shall and will be authorized to, execute and deliver in the name on behalf of QA or otherwise, any and all proper conveyances, agreements, documents, instruments, and assurances of law and do all things necessary or proper to vest, perfect, or confirm title to such property, rights, privileges, powers and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

SECTION 1.8 Governing Law. The laws which are to govern this Merger Agreement and the Surviving Corporation are the laws of the State of Oklahoma.

ARTICLE II

STATUS AND CONVERSION OF SHARES

The mode of carrying into effect the merger provided in this Merger Agreement, and the manner and basis of converting the shares of QA stock into shares of the Surviving Corporation stock are as follows:

At the Effective Time by virtue of the merger and without any action on the part of the holders thereof:

SECTION 2.1 Exchange and Surrender of QA’s Common Stock for Cash or Certified Funds. At the Effective Time TBFS shall deliver to the Stockholders an amount of cash or certified funds in accordance with the provisions of Section 2.3 of the Merger Agreement. After the Effective Time, each outstanding certificate which, theretofore represented shares of QA common stock shall be exchanged and surrendered in accordance with this Merger Agreement for such cash or certified funds.

SECTION 2.2 QA’s Common Stock. At and after the Effective Time, each holder of a certificate or certificates representing shares of QA common stock, upon presentation and surrender of such certificate or certificates, shall be entitled to receive the consideration provided for herein, except that holders of those shares as to which dissenters’ rights shall have been asserted and perfected pursuant to Oklahoma Law shall not receive the consideration provided for herein, but shall represent only such dissenters’ rights. Until so presented and surrendered, each certificate or certificates which represented issued and outstanding shares of QA common stock at the Effective Time shall be deemed for all purposes to evidence the right to receive the consideration as determined in accordance with Section 2.3 of the Merger Agreement. If certificates representing shares of QA common stock have been lost, stolen, mutilated, or destroyed, TBFS shall require the submission of a bond in lieu of such certificate. At the Effective

Time, the stock transfer books of QA shall be closed and no transfer of QA common stock shall thereafter be made, except as provided for herein.

SECTION 2.3 Cash Consideration. The cash consideration shall be the total sum of Seven Million Dollars (“Cash Consideration”) to be paid as follows:

(a)                                  Covenants Not to Compete. One Hundred Fifty Thousand Dollars ($150,000) of the Cash Consideration shall be paid at the closing to C. Gene Quarles, Robin Buerge and Clint Quarles, prorated based upon their respective ownership of QA Shares as and for the execution of their respective covenants not to compete as set forth in Section 8.5 below.

(b)                                 Cash at Closing. Five Million Dollars ($5,000,000) of the Cash Consideration shall be paid at closing to C. Gene Quarles, Robin Buerge and Clint Quarles prorated based upon their respective ownership of QA Shares in payment for the surrender of their respective QA Shares.

(c)                                  Purchase of Insurance. Simultaneously with the payment of the cash at closing described in subparagraph 2.3 (b), C. Gene Quarles and Robin Buerge shall purchase from the Surviving Corporation, their respective interests in those certain Split-Dollar life insurance agreements currently owned by QA in the amount recorded or accrued on the books of QA at the Effective Time (currently the value is $1,272,032.48 with $1,105,352.48 attributable to C. Gene Quarles and $166,680.00 attributable to Robin Buerge). Such payment shall be made in cash or certified funds and thereafter the Surviving Corporation shall release its rights in said Split-Dollar life insurance agreements and shall take such steps as are reasonably necessary to release QA’s interest in such insurance agreements to C. Gene Quarles and Robin Buerge. In the event that the payment actually made at closing should prove to be incorrect for any reason, the parties agree that an appropriate adjustment shall be made by payment from one party to the other within sixty (60) days of the Effective Time.

(d).                              Assignment of Life Insurance Policies. Simultaneously with the payment of cash at closing described in subparagraph 2.3 (b), C. Gene Quarles and Robin Buerge shall make the assignments as required in this subparagraph. C. Gene Quarles shall cause his “New York Life” life insurance policy to be partially assigned to the Surviving Corporation in the amount of One Million Dollars ($1,000,000) for a period not to exceed five years from date of closing. The Surviving Corporation agrees thereafter to reimburse Gene Quarles for as long as said partial assignment is held by the Surviving Corporation, the cost of said $1,000,000 portion assigned to the Surviving Corporation as said cost may be determined by the lowest cost available in the marketplace of a $1,000,000 standard rated term life insurance policy. In the event of the death of C. Gene Quarles during the period the assignment remains in place, the Surviving Corporation shall be entitled to the proceeds of such assigned policy as its sole and separate property and thereafter all obligations of the Surviving Corporation with respect to such assigned policy shall be terminated and held for naught. At the end of such five year period, or earlier at the option of the Surviving Corporation, the Surviving Corporation shall assign back to C. Gene Quarles such partially assigned life insurance and, thereafter, the Surviving Corporation shall have no further interest in said life insurance policy. Robin Buerge shall cause his existing term life insurance to be assigned to the Surviving Corporation in the amount of One Million Dollars $1,000,000.00 with all premiums accruing after said assignment on said assigned life insurance to be paid by the Surviving Corporation. From and after said assignment by Robin Buerge the Surviving Corporation shall hold and exercise all ownership rights to said assigned policy.

(e)                                  Annual Contingent Payment. The balance of the Cash Consideration of ONE MILLION EIGHT HUNDRED FIFTY THOUSAND DOLLARS ($1,850,000.00) plus interest thereon at the Prime Rate published in the Wall Street Journal minus one percent (1%), as adjusted or determined annually with respect to such rate as published in the first publication of each calendar year hereafter, shall be paid in annual contingent payments as follows:

If the Surviving Corporation’s post-closing revenues from all insurance commissions, fees and contingencies (determined in accordance with generally accepted accounting principles) for the fiscal years ending 2003 and 2004 are FOUR MILLION DOLLARS ($4,000,000.00) or more per fiscal year, excluding commission income derived from post-closing insurance premiums paid by TBNA and/or its parent company or any subsidiaries, (hereinafter “Revenue Target”), the sum of $925,000.00 plus accrued and unpaid interest thereon per year shall be paid within 45 days of the close of each fiscal year to the Stockholders pro rata based upon their respective ownership of QA Shares. In the event the post-closing Revenue Target is not attained for either 2003 or 2004 or both, the Annual Contingent Payment to the Stockholders shall be reduced on a pro-rata basis and calculated as shown in the example attached hereto and marked Schedule 2.3 (e).

Provided, however, in the event the full amount of the annual contingent payment in the sum of $925,000.00 per year was not received by the Stockholders in either 2003 or 2004, the unearned portion of either or both of said annual contingent payments may be earned by the Surviving Corporation reaching the Revenue Target on or before the end of the Surviving Corporation’s fiscal year in 2006. In the event the full amount of $1,850,000.00 in annual contingent payments has not been paid to the Stockholders on or before the end of fiscal year 2006, no additional contingent payment shall be made and all sums described as annual contingent payments shall be deemed to be satisfied. It is contemplated that the Surviving Corporation will change QA’s fiscal year end to December 31 following the closing. The payment of the contingent payments to be paid as described in this subparagraph shall be guaranteed by TBNA in the form set forth in the schedule attached hereto and marked Schedule 2.3 (e) (2).

Provided, further, if any Stockholder should pass away prior to the payment of any contingent payment which may become due hereunder, such payment, when due, shall be paid to his estate.

Provided further, notwithstanding any other provisions herein to the contrary, the duty and obligation of the Surviving Corporation to pay the balance of the Cash Consideration in the Annual Contingent Payments for any one fiscal year described herein shall terminate, and no such Annual Contingent Payment shall be made in such fiscal year, if the Surviving Corporation’s post-closing revenues from all commission income, fees and contingencies (determined in accordance with generally accepted accounting principles), excluding commission income derived from post-closing insurance premiums paid by TBNA and/or its parent company or any subsidiaries, is THREE MILLION DOLLARS ($3,000,000.00) or less, hereinafter referred to as the “Revenue Floor”. If such revenues do not exceed the Revenue Floor in two fiscal years, any and all obligation of the Surviving Corporation to pay any part of the remaining Cash Consideration through Annual Contingent Payments is terminated. An example of the calculation showing the effect of the Revenue Floor upon the Annual Contingent Payments is shown in Example B on Schedule 2.3(e). TBNA as the sole stockholder of the Surviving Corporation shall take no steps which may wrongfully impair the Surviving Corporations ability to produce revenues during the time in which the Annual Contingent Payments may be earned. Management of the Surviving Corporation shall act in good faith with respect to the production of revenue during any time period in which the Annual Contingent Payments may be earned.

Provided, further, notwithstanding any other provisions herein to the contrary, the balance of the Cash Consideration to be paid in the Annual Contingent Payments described herein shall be subject to the Surviving Corporation’s right to offset against or to deduct from any earned Annual Contingent Payments a sum in the amount of any material undisclosed liabilities of QA which are identified within two (2) years of the Effective Time. For purposes of this subparagraph the term “material” shall mean undisclosed liabilities which exceed TWENTY FIVE THOUSAND DOLLARS ($25,000.00) in the aggregate. Provided, however, said offset or deduction shall not exceed a total of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00).

The terms and provisions of this section 2.3 shall survive the closing of this merger transaction.

SECTION 2.4 Authorized Shares. At the Effective Time, there shall have been no change in the number of authorized shares of QA.

SECTION 2.5 Stockholder Objections to Merger. All written objections to the merger shall be subject to and determined by the requirements of Oklahoma law. TBNA, TBFS and QA agree that prior to the Effective Time no corporation will, without the express written consent of the other corporations, voluntarily make any payment with respect to, or settle or offer to settle any such objection. Any stockholder of QA who objects to the merger and who becomes entitled to any statutory right for payment for his shares of stock shall receive payment from the Surviving Corporation (but only after the amount thereof shall have been agreed upon or finally determined pursuant to said statute) and after payment thereof, said shares shall be canceled.

SECTION 2.6 Accounting Matters. The assets of TBFS and QA as of the Effective Time shall be taken up on the books of the Surviving Corporation in the amounts at which they shall be carried at that time on the books of the respective corporations. Differences in the accounting procedures of either TBFS or QA shall be reconciled as determined by the Surviving Corporation.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF TBNA AND TBFS

TBNA and TBFS, jointly and severally, hereby represent and warrant to QA and the stockholders of QA that to their knowledge, the statements contained in this Article III are correct and complete as of the date of this Merger Agreement and will be correct and complete as of the Effective Time:

SECTION 3.1 Organization and Authority. Each corporation is either a national association or a corporation duly organized, validly existing and in good standing. Each has corporate power to carry on its business as it is now being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it may require qualification. Each corporation has all requisite corporate power and authority to enter into this Merger Agreement, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Merger Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of each corporation. The execution, delivery and performance of this Merger Agreement by TBFS and the consummation by TBFS of the transactions contemplated hereby have been duly authorized by its Board of Directors and by TBNA as the sole stockholder of TBFS. Assuming due execution and delivery by QA, this Merger Agreement constitutes a valid and binding obligation of TBNA and TBFS, enforceable in accordance with its terms, subject to applicable conservatorship, receivership, bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (including without limitation specific performance), whether applied in a court of law or a court of equity. TBNA and TBFS agree to provide QA an opinion of counsel letter at closing in substantially the form attached hereto as Schedule 3.1.

3.2                                 Noncontravention. Neither the execution and the delivery of this Merger Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any government, governmental agency, or court to which the corporations are subject or any provision of their articles of incorporation or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which they are a party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF QA

QA hereby represents and warrants to each of TBNA and TBFS that, to its knowledge, the statements contained in this Article IV are correct and complete as of the date of this Merger Agreement and will be correct and complete as of the Effective Time:

SECTION 4.1. Organization and Good Standing.

a.                                       QA is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma with the corporate power and authority to own its properties and conduct its business as it is now being conducted. The conduct of QA’s business and the ownership of its properties do not require QA to qualify as a foreign corporation in any jurisdiction, except where QA is currently qualified and authorized as a foreign corporation. QA has all permits, licenses, approvals, authorizations, applications, franchises, certificates and similar such items and rights necessary and adequate for the operation of QA’s business and the same are valid and in full force and effect. QA agrees to provide TBFS an opinion of counsel letter at closing in substantially the form attached hereto as Schedule 4.1 (a).

b.                                      QA has no subsidiary corporations or entities.

c.                                       QA has delivered to TBNA and TBFS correct and complete copies of the Articles of Incorporation, Charter Certificate of Incorporation and Bylaws of the corporation (as amended to date). QA is not in default or in violation of any provision of its Articles or Bylaws.

SECTION 4.2 Authority. QA has all requisite corporate power and authority to enter into this Merger Agreement, and to consummate the transactions contemplated hereby.

The execution and delivery of this Merger Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of QA. This Merger Agreement has been duly executed and delivered by QA, and assuming due execution and delivery by TBFS, constitutes a valid and binding obligation of QA, enforceable in accordance with its terms subject to applicable conservatorship, receivership, bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (including without limitation specific performance), whether applied in a court of law or a court of equity. Attached hereto as Schedules 4.2(a) and 4.2(b), respectively, are certified resolutions of the Board of Directors and the stockholders of QA.

SECTION 4.3 Capitalization. The entire authorized capital stock of QA consists of 100,000 shares of common stock, of which 100,000 shares are issued and outstanding and owned by the Stockholders as specified hereinabove. All of the issued and outstanding shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the Stockholders. There are no outstanding or authorized stock options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, shareholder agreements, or other contracts or commitments that could require QA to issue, sell, otherwise cause to become outstanding any of its capital stock except as shown on Schedule 4.3. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to QA. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company.

SECTION 4.4 Stockholder Approval. The corporate records show that the stockholders have taken such action as is necessary to approve this Merger Agreement and to consummate the transactions contemplated hereby.

SECTION 4.5 No Violations. Except for the approvals of the appropriate regulatory agencies and such filings and registrations as are required under federal and state laws, if any, the execution, delivery and performance of this Merger Agreement by QA do not, and the consummation of the transactions contemplated hereby will not, constitute (i) a breach or violation of, or a default under any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of QA, (ii) a breach or violation of, or a default under, the articles of incorporation, charter or bylaws of QA, or (iii) a breach or violation of, or a default under (or an event which with due notice or lapse of time or both would constitute a default under), or result in the termination of, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the properties or assets of QA under any of the terms, conditions or provisions of any note, bond, indenture, deed of trust, loan agreement or other agreement, instrument or obligation to which the QA is a party, or to which any of its respective properties or assets may be bound or affected. Such shares are free and clear of all liens, encumbrances, equities or claims.

SECTION 4.6 Consents. Except for the approvals of the Oklahoma Department of Insurance, if any are required, no filing or registration with, or authorization, consent or approval of, any public body or authority is necessary for the consummation by QA of the merger or the other transactions contemplated by this Merger Agreement.

SECTION 4.7 Government Regulation. QA holds all material licenses, certificates, permits, franchises and rights from all appropriate federal, state or other public authorities necessary for the lawful conduct of its businesses and ownership of its properties. QA has complied with all material federal, state and local statutes, regulations, ordinances or rules applicable to the ownership of its properties or the conduct of its business.

SECTION 4.8 Financial Statements. QA has previously delivered to TBNA and TBFS unaudited balance sheets for QA as of April 30, 2001 and April 30, 2002, the statements of income for the period ended October 31, 2002 and for the years ended April 30, 2001 and April 30, 2002, (collectively the “QA Financial Statements”). Although the fiscal year statements for 2001 and 2002 have not been audited by independent certified public accountants, such QA Financial Statements have been reviewed by independent certified public accountants and have been prepared in accordance with generally accepted accounting principles and practices which were applied on a consistent basis, and present fairly in all material respects the financial position, results of operation and changes of financial position of QA, as applicable, as of their respective dates and for the periods indicated. The October 31, 2002 statement has been prepared for management reporting purposes and has not been prepared in accordance with GAAP. QA has no material liabilities or obligations of a type which would be included in a balance sheet whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise, except as and to the extent disclosed or reflected in the balance sheet of QA as of October 31, 2002, or incurred since October 31, 2002, in the ordinary course of business. From October 31, 2002 until the date hereof, there has been no material adverse change in the financial condition, properties, assets, liabilities, rights or business of QA, or in the relationship of QA with respect to its employees, creditors, suppliers, distributors, customers or others with whom it has business relationships except for those occurring in the ordinary course of business. Such financial statements are correct and complete in all material respects. For purposes of this Section the term “material” shall mean any amount which exceeds TWENTY FIVE THOUSAND DOLLARS ($25,000.00) in the aggregate.

SECTION 4.9 Legal Proceedings. Except as disclosed on Schedule 4.9 attached hereto, (i) QA is not subject to any outstanding injunction, judgment, order, decree, ruling or charge or (ii) is or was not a party or, to the knowledge of the Stockholders or the directors and officers (and employees with responsibility for litigation matters) of QA, is not threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, or local jurisdiction or before any arbitrator. No legal proceedings, hearings, and investigations could result in any material adverse change in the business, financial condition, operations, results of operations or future prospects of QA. Neither the Stockholders nor the directors and officers (and employees with responsibility for litigation matters) of QA has any reason to believe that any such action, suit, proceeding, hearing or investigation may be brought or threatened against QA. There are no existing violations of federal, state or local laws, ordinances, rules, regulations or orders by QA which materially or adversely affect the business of QA or the possession, use, occupancy or operation of any of its facilities or other property.

SECTION 4.10 Assets. QA does not currently own, and has never owned, any real property. QA owns or leases all equipment and other tangible assets necessary for the conduct of its business as presently conducted and as presently proposed to be conducted. Except as disclosed on Schedule 4.10(a), and with respect to leased property discussed below; QA has good and marketable title to and possession of all of its assets, in each case free and clear of any liens, restrictions, encumbrances, rights, title and interests of others and except for the lien of current taxes, covenants and restrictions of record, and other minor imperfections of title not affecting marketability, which liens, covenants, restrictions and imperfections do not materially affect the value of such property and do not interfere with the use made of such property by QA. The real and personal properties and assets held under lease by QA are disclosed on Schedule 4.10(b) and such leased assets are held under valid, subsisting and enforceable leases with such exceptions as do not interfere with the business use made of such properties and assets by QA. No consent is necessary under the terms of any such lease in connection with the consummation of the transactions contemplated hereby or if consent is required, the same will be provided at closing.

SECTION 4.11 Undisclosed Liabilities. Except as disclosed in Schedule 4.11, QA has no liabilities exceeding TWENTY FIVE THOUSAND DOLLARS ($25,000.00) in the aggregate and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against QA giving rise to any liability exceeding such amount, except for (i) liabilities set forth on the face of the Balance Sheet of QA dated November 30, 2002 and (ii) liabilities which may have arisen after the most recent fiscal month end in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement or violation of law, and which Liabilities will not, individually or in the aggregate exceed the amount of $5,000, or have a material adverse effect upon the business, properties or condition (financial or otherwise) of QA.

SECTION 4.12 Taxes. Except as disclosed on Schedule 4.12, QA has timely filed all tax returns required to be filed by it, and QA has timely paid and discharged all taxes due in connection with or with respect to the filing of such tax returns and have timely paid all other taxes as are due, except such as are being contested in good faith by appropriate proceedings and with respect to which QA is maintaining reserves adequate for their payment. All such tax returns are or were correct and complete in all material respects. To the knowledge of QA, the liability for taxes set forth on each such tax return adequately reflects the taxes required to be reflected on such tax return. Neither the IRS nor any other governmental entity or taxing authority or agency is now asserting, either through audits, administrative proceedings, court proceedings or otherwise, or, to QA’s knowledge, threatening to assert against QA any deficiency or claim for additional taxes. QA has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any tax. There are no tax liens on any assets of QA. QA has not received a ruling or entered into an agreement with the Internal Revenue Service or any other governmental entity or taxing authority or agency that would have a Material Adverse Effect (as defined below) on QA after the Effective Time. For purposes of this Agreement, “Material Adverse Effect” with respect to QA means an effect that: (1) is materially adverse to the business, financial condition, results of operations or prospects of QA; (2) significantly and adversely affects the ability of the QA to consummate the transactions contemplated by this Agreement by the Effective Time or to perform its material obligations under this Agreement; or (3) enables any person to prevent the consummation by the Effective Time of the transactions contemplated by this Agreement. QA does not expect any taxing authority to assess any additional taxes for any period for which tax returns have been filed.

SECTION 4.13 Contracts. QA is not a party to or bound by any:

a.                                       Employment contract except as described in Schedule 4.13 (a);

b.                                      Bonus, deferred compensation, savings, profit sharing, severance pay, pension or retirement plan or arrangement, except for the Plans described in Schedule 4.13 (b) hereof;

c.                                       Material lease or license with respect to any property, real or personal, whether QA is landlord or tenant, licensor or licensee, involving a liability or obligation of QA as obligor in excess of $5,000 on an annual basis except as shown on Schedule 4.13 (c);.

d.                                      Agreement, contract or indenture relating to the borrowing of money by QA, except as shown on Schedule 4.13 (d);

e.                                       Agreement with any present or former officer, director or stockholder of QA except as shown on Schedule 4.13 (e); or

f.                                         Other contract, agreement or other commitment which is material to the business, operations, property, prospects or assets or to the condition, financial or otherwise, of QA which involve a payment by QA of more than $5,000 on an annual basis except as shown on Schedule 4.13 (f); or

g.                                      Any oral contract or agreement except as shown by the written summary setting forth the terms and conditions of each such oral contract or agreement as shown on Schedule 4.13 (g).

With respect to the agency contracts between QA and the insurance companies with which it does business, all such contracts which allow QA to sell and market its insurance products are valid and binding in accordance with their terms and there has been no indication that any such contracts are subject to revocation, limitation, recision or termination. Such contracts are subject to revocation, limitation, recision or termination as a result of the change in control which will occur in the merger contemplated herein. Such contracts will continue to be in full force and effect from and after the Effective Time according to their respective terms.

With respect to all contracts or agreements to which QA is a party; (i) the contract or agreement is legal, valid, binding, enforceable and in full force and effect; (ii) the contract or agreement will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (iii) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification or acceleration, under the contract or agreement; and (iv) no party has repudiated any provision of the contract or agreement.

SECTION 4.14 Compliance with ERISA. QA has not established, maintained or contributed at any time during the five-year period ending as of the Effective Time to any employee benefit plan (as defined in Sections 3(3) or 3(37) of the Employment Retirement Income Security Act of 1974 (“ERISA”)) or any other plan with respect to which any governmental filings are required, except for the QA 401 (k) Plan and the Paychex Section 125 Plan (Plans). The Plans are sponsored by QA. A true and accurate copy of the Plans, any related trust agreements and each of the amendments thereto has been provided to TBNA and TBFS together with (i) all determination letters received in respect of any qualified plans, and (ii) all required reports and supporting schedules filed with any government agency in respect of the Plans for the three most recent years ending on or before the date hereof. To QA’s knowledge, the Plans and each fiduciary (as defined in Section 3(21) of ERISA) of the Plans are in compliance in all material respects with all applicable requirements (including nondiscrimination requirements in effect as of the date hereof) of the Internal Revenue Code of 1986 (“Code”), including, but not limited to, Sections 79, 105, 106, 125, 401, 501, and 4975 of the Code. For purposes of this Section 4.14, noncompliance with the Code or ERISA is material if such noncompliance could have a material adverse effect on the condition of the Plans or of QA as of the Effective Time or upon discovery of the noncompliance. To QA’s knowledge, all required contributions to the Plans through the date hereof and as of the Effective Time have or will have been made. To QA’s knowledge, QA as well as the Plans, have no material current or threatened liability of any kind to any person, including but not limited to any government agency, as of the date hereof, other than for the payment of benefits in the ordinary course. Prior to the Effective Time, QA shall terminate the existing Plans at the sole cost and expense of QA. It is understood and agreed that all actions required for complete termination of the Plans may not be finalized prior to the Effective Time, however, QA authorizes the Surviving Corporation to take such action, or otherwise act in its name with respect to such action as may be necessary to finalize such termination. If such action occurs following the Effective Time such action shall be at the sole cost of the Surviving Corporation.

SECTION 4.15 Insurance. Schedule 4.15 attached hereto sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability and workers’ compensation coverage and bond and surety arrangements) to which QA has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past five (5) years:

(i)                                     the name, address and telephone number of the agent;

(ii)                                  the name of the insurer, the name of the policyholder and the name of each covered insured;

(iii)                               the policy number and the period of coverage;

(iv)                              the scope (including an indication of whether the coverage was on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage;

(v)                                 a description of any retroactive premium adjustments or other loss-sharing arrangements.

(vi)                              list of policies canceled or renewed or notices thereof within the last six (6) months.

With respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither QA nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof. QA has no reason to believe that any such insurance policy will not be renewed upon the expiration thereof at premiums substantially equivalent to those currently being paid, except for changes in such premium applicable to insureds similarly situated. QA has been covered during the past five (5) years by insurance in scope and amount customary and reasonable for the business in which it has engaged during the aforementioned period. Section 4.15 (b) describes any self-insurance arrangements affecting QA.

SECTION 4.16 Internal Controls and Records. QA maintains books of account which accurately and validly reflect, in all material respects, all assets, liabilities and other business transactions and maintains accounting controls sufficient to ensure that all such transactions are (a) in all material respects, executed in accordance with its management’s general or specific authorization, and (b) recorded in conformity with generally accepted accounting principles.

SECTION 4.17 Environmental Laws. Except as set forth on Schedule 4.17 attached hereto:

a.                                       The operations of QA and conduct of business by QA comply in all material respects with all applicable past and present federal, state and local environmental statutes and regulations and neither the condition of any property owned by QA nor the operation of the business of QA violates in any material respects any applicable federal, state or local environmental statute or regulation.

b.                                      None of the operations of QA is subject to any judicial or administrative proceeding alleging the violation of any federal, state or local environmental health or safety statute or regulation nor is it the subject of any claim alleging damages to health or property pursuant to which QA may be liable.

c.                                       None of the operations of nor any of the properties occupied by QA is the subject of any federal, state or local investigation in evaluating whether any remedial action is needed to respond to a release or threatened release of any hazardous waste or substance from whatever source.

d.                                      No condition or event has occurred which, with notice or the passage of time or both, would constitute a violation of any federal, state or local environmental law and at no time has QA stored or used any pollutants, contaminants or hazardous or toxic waste, substances or materials on or at any location occupied by QA.

e.                                       QA has never been notified by either a federal, state or local governmental authority, or any private party, that QA is a potentially responsible party for remedial costs spent addressing the release, or threat of a release, of a hazardous substance and to the environment pursuant to the Comprehensive Environmental Response, Compensation or Liability Act, 42 U.S.C. 9601, et seq. or any corresponding state law.

SECTION 4.18 Broker/Advisor’s/Attorney’s Fees. QA has no liability or obligation to pay any broker or finder’s fees or commissions with respect to the transactions contemplated by this Merger Agreement , except as set forth in Schedule 4.18 attached hereto.

SECTION 4.19 Labor Matters

a.                                       QA is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice.

b.                                      There is no unfair labor practice complaint against QA pending before the National Labor Relations Board.

c.                                       There is no labor strike, dispute, slowdown, representation campaign or work stoppage actually pending or threatened against or affecting QA.

d.                                      No grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending and no claim therefor has been asserted against QA.

e.                                       QA is not experiencing any material work stoppage.

SECTION 4.20 Employees. Schedule 4.20 lists all officers, directors and employees of QA and their respective rates of compensation (including the portions thereof attributable to bonuses or other extraordinary compensation). All amounts due or accrued due for all salary, wages, bonuses, commissions, vacation with pay or other employee benefits are reflected in the books and records of QA and have been paid to the respective employee. Each employee of QA is an employee at-will, and no employee has any agreement as to length of notice or severance payment required to terminate his or her employment except as may be separately shown on Schedule 4.13 (a).

SECTION 4.21. Information Supplied. None of the information supplied or to be supplied by QA to its shareholders in connection with this Merger Agreement, contains or shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 4.22 Notes and Accounts Receivable. As set forth on Schedule 4.22, as of November 30, 2002, all notes and accounts receivable are reflected properly on the books and records, are valid receivables subject to no setoffs or counterclaims, are in accordance with their terms at their recorded amounts.

SECTION 4.23 Borrowings. QA is not in default in any respect under, and is not otherwise in violation or contravention of, any of the terms and provisions of any agreement for the repayment of borrowed funds. Copies of all promissory notes and other documents and instruments evidencing or relating to indebtedness for amounts borrowed by the Company are attached hereto as Schedule 4.23.

SECTION 4.24 Minute Book. The minute book of QA contains a complete record of all meetings of the directors and shareholders of the Company since the date of its incorporation. Such minute book has been made available for inspection by TBFS. All actions taken by QA requiring action by the board of directors or shareholders of the Company have been duly authorized or ratified as necessary and are evidenced in the minute books of QA as so made available for the aforesaid inspection. The minute book (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of QA are correct and complete.

SECTION 4.25 Professional Liability Policy. QA currently maintains in full force and effect a professional liability and errors and omissions policy, a true and correct copy of which is attached as Schedule 4.25 The renewal date for such policy is the 3rd day of June 2003.

SECTION 4.26 Unearned Premiums and Policy Cancellations. Unearned premiums and policy cancellations are properly stated as of November 30, 2002.

SECTION 4.27 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of QA except as disclosed in Schedule 4.27.

SECTION 4.28 Guaranties. There are no guaranties nor is QA liable for any liability or obligation of any other person or entity except as disclosed in Schedule 4.28.

SECTION 4.29 Full Disclosure. No statement contained in any document, certificate, or other writing furnished or to be furnished by or at the direction of QA to TBNA or TBFS in, or pursuant to the provisions of, this Merger Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

ARTICLE V

C. GENE QUARLES GUARANTIES

C. Gene Quarles has from time to time, prior to this Merger Agreement, provided guaranties with respect to insurance agreements involving QA and on behalf of QA. At the Effective Time, and thereafter, any and all liability of C. Gene Quarles with respect to any such guaranty shall be assumed by the Surviving Corporation for any act or occurrence giving rise to any claim on such guaranties which occurs following the Effective Time. Likewise, the Surviving Corporation shall indemnify and hold C. Gene Quarles harmless from any liability or claim on such guaranties for any such liability which occurs following the Effective Time. Provided, however, C. Gene Quarles is not released herein from liability or responsibility for any claim made upon such guaranties which is based upon any act or occurrence which occurs prior to the Effective Time.

ARTICLE VI

TERMINATION

SECTION 6.1 Termination. This Merger Agreement may be terminated and the Merger may be abandoned at any time notwithstanding approval thereof by the stockholders of QA, but prior to the Effective Time:

a.                                       By the written agreement jointly approved by both boards of directors of QA and TBFS.

b.                                      By the board of directors of either TBFS or QA if any court of competent jurisdiction in the United States or other state or federal regulatory or governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Merger Agreement and such order, decree, ruling or other actions shall have become final and nonappealable.

c.                                       By the board of directors of either TBFS or QA in the event of a material breach or material misrepresentation by the other party giving either TBFS or QA the right to terminate the Merger Agreement.

d.                                      By the board of directors of either TBFS or QA, if the closing does not occur on or prior to December 31, 2002 and the parties have not otherwise agreed to an extension of the closing.

e.                                       By the board of directors of TBFS if a significant portion of the assets of QA re physically damaged, lost or destroyed prior to the Effective Time.

SECTION 6.2 Effect of Termination with respect to down payment. The down payment described in Section 9.2 shall be returned to TBFS if this Merger Agreement is terminated as described in Section 6.1 a, b and e. Such down payment shall be returned to TBFS if QA commits a material breach or if there is a material misrepresentation made by QA. Such down payment shall be paid to QA if TBFS commits a material breach or if there is a material misrepresentation made by TBFS and such payment shall be deemed to be payment in full for any and all damages suffered by QA as a result of such termination.

SECTION 6.3 Survival of Confidentiality Provisions. All obligations set forth in Section 9.4 shall survive any termination of this Merger Agreement.

ARTICLE VII

INDEMNIFICATION

SECTION 7.1 Survival of Representations and Warranties. All of the representations and warranties of the parties contained in this Agreement shall survive the closing hereunder and continue in full force and effect for a period of two (2) years following the Effective Time.

SECTION 7.2 Indemnification by the Stockholders. The Stockholders shall indemnify and hold harmless TBNA, TBFS and the Surviving Corporation, their shareholders, directors, officers, employees and other agents (collectively, the “Buyer Indemnitees”) in respect of any and all damages, losses, liabilities, liens, payments, obligations, penalties, claims, injunctions, litigation, orders, demands, defenses, judgments, actions, suits, proceedings, hearings, investigations, charges, costs, disbursements or expenses (including, without limitation, reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors and of expert witnesses and costs of investigation and preparation) of any kind or nature whatsoever (collectively “Damages”) asserted against or incurred by any Buyer Indemnitee as a result of, in connection with or arising out of:

(i)                                     any material inaccuracy in or breach of any representation or warranty made by QA herein;

(ii)                                  any material breach or nonperformance (partial or total) of any covenant or agreement of the Stockholders contained herein;

(iii)                               any material liability for federal, state, or local taxes of QA, which taxes are attributable to the period of time ending on or before the Effective Time, including any interest, penalties, assessments or additions to tax resulting from, attributable to, or incurred in connection with, any such tax or any contest or dispute thereof. Provided, however, this indemnity shall not apply to any taxes accrued for or shown on the November 30, 2002 balance sheet of QA.

SECTION 7.3 Indemnification by TBNA, TBFS and the Surviving Corporation. TBNA, TBFS and the Surviving Corporation shall indemnify and hold harmless the Stockholders (the “Seller Indemnitees”) in respect of any Damages asserted against or incurred by any Seller Indemnitee as a result of, in connection with or arising out of:

(i)                                     any material inaccuracy in or breach of any representation or warranty made by TBNA or TBFS herein; or

(ii)                                  any material breach or nonperformance (partial or total) of any covenant or agreement of TBNA or TBFS contained herein.

SECTION 7.4 Third Party Indemnification. The obligations of the Stockholders to indemnify the Buyer Indemnitees under Section 7.2 hereof and the obligations of TBNA, TBFS and the Surviving Corporation to indemnify the Seller Indemnitees under Section 7.3 hereof, in each case resulting from the assertion of liability by a third party (each, as the case may be, a “Claim”), shall be further subject to the following terms and conditions:

(i)                                     Any party against whom any Claim is asserted shall give the party (or the parties) required to provide indemnity hereunder written notice of such Claim promptly after learning of such Claim, and the indemnifying party may, at its option, undertake the defense thereof with counsel chosen by it but reasonably satisfactory to the indemnified party. Failure to give prompt notice of a Claim hereunder shall not affect the indemnifying party’s obligations under this Section 7.4. If the indemnifying party, within twenty (20) days after notice of any such Claim, or such shorter period as is reasonably required, fails to assume the defense of such Claim, the Buyer Indemnitee or the Seller Indemnitee, as the case may be, (each, an “Indemnitee”), against whom such Claim has been made shall have the right, but shall not be obligated, to undertake the defense, compromise or settlement of such Claim on behalf and for the account and risk, and at the expense, of the indemnifying party.

(ii)                                  Anything in this Section 7.4 to the contrary notwithstanding, the Indemnifying party shall not enter into any settlement or compromise of any action, suit or proceeding or consent to the entry of any judgment (A) which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnitee of a written release from all liability in respect of such action, suit or proceeding, or (B) for other than monetary damages without the prior written consent of the Indemnitee.

Notwithstanding the foregoing provisions of Article 7, no claim for damages may be asserted by an Indemnitee in the event the Indemnitee had actual knowledge of a breach of a representation or warranty on or prior to the Effective Time and did not disclose such breach to the other Indemnitee on or prior to the Effective Time.

ARTICLE VIII

CLOSING CONDITIONS

The parties agree that the following matters shall be performed or waived at or prior to the closing of this Merger Agreement and that the closing and finalization of this Merger Agreement shall be specifically conditioned upon such performance or waiver.

SECTION 8.1 QA Corporate Approval. The Board of Directors of QA shall cause the corporate records of QA to reflect the approval of this Merger Agreement and to authorize the transactions contemplated by this Merger Agreement on a date which is the earliest practicable date after the date this Merger Agreement has been fully executed.

SECTION 8.2 TBNA and TBFS Approval. Prior to the closing, TBNA and TBFS shall take all action necessary to cause its Board of Directors to authorize the Merger and to take any other corporate action necessary on their part to complete the Merger and perform the transactions contemplated thereby.

SECTION 8.3 Provision of Information. QA and TBFS shall promptly provide each other information as to any significant developments in the performance of this Merger Agreement and shall promptly notify the other if it discovers that any of its representations and warranties contained in this Merger Agreement or in any document delivered in connection with this Merger Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

SECTION 8.4 Employment Agreement. The closing of this Merger Agreement is conditioned upon the approval and execution of an employment agreement between the Surviving Corporation and C. Gene Quarles, Clint Quarles and Robin Buerge at the Effective Time. Such agreement shall be in the forms attached hereto as Schedule 8.4 (a), (b) and (c) respectively.

SECTION 8.5 Covenants not to Compete. The closing of this Merger Agreement is conditioned upon the approval and execution of covenant not to compete agreements between the Surviving Corporation and C. Gene Quarles, Clint Quarles and Robin Buerge. Such agreements shall be in the forms attached hereto as Schedule 8.5 (a), (b) and (c) respectively.

SECTION 8.6 Covenant not to compete with Team Financial, Inc. The closing of this Merger Agreement is conditioned upon the execution of a covenant not to compete by Robin Buerge with TBNA’s parent company Team Financial, Inc. In the form attached hereto as Schedule 8.6.

SECTION 8.7 Payment for Legal Fees. TBFS shall pay the sum of Fifty Thousand Dollars ($50,000.00) to Michael S. Forsman, PLC, as payment of legal fees incurred by Stockholders with respect to the negotiation and finalization of this Merger Agreement. Stockholders agree to pay and hold the Surviving corporation harmless from payment of any remaining attorney fees which may have been incurred with respect to the negotiation and finalization of this Merger Agreement.

SECTION 8.8 Regulatory Approvals. All required notices, approvals, failures to disapprove, notices of non-disapproval and consents regarding the proposed purchase and sale transaction have been obtained from any applicable state or federal regulatory bodies and agencies, and all required waiting periods shall have expired.

SECTION 8.9 Representation and Warranties. All representations and warranties of the parties set forth in this Merger Agreement shall be true in all material respects as of the Effective Time.

SECTION 8.10 Balance Sheet at the Effective Time. Immediately prior to the Effective Time QA shall provide TBFS with a pro forma QA balance sheet dated to the Effective Time which shall correctly state that the total equity of QA as of November 30, 2002 is not less than an amount agreed upon by both QA and TBFS.

SECTION 8.11 Legal Proceedings or Claims. TBFS, in its sole discretion, shall be satisfied with the status and/or any reserve established for any pending action, suit, proceeding or claim existing at the Effective Time. Because of the fact that letters from QA’s attorneys describing and setting forth their opinions as to any such matter were not presented prior to the execution of this Merger Agreement, due diligence on behalf of TBFS shall continue to the date of the Effective Time with respect to all legal proceedings or claims.

SECTION 8.12 Mercer Surplus Tax Account. TBFS, in its sole discretion, shall be satisfied with the status of the Mercer Surplus Tax Account immediately prior to the Effective Time. If, for any reason, TBFS finds that the Mercer Surplus Tax Account is unsatisfactory, such Account shall remain the property of the Stockholders and not pass as an asset received by the Surviving Corporation. If the Mercer Surplus Tax Account is to remain the property of Stockholders, any and all funds reserved as a liability of QA for such Mercer Surplus Tax Account shall be transferred to Stockholders.

SECTION 8.13 Payment of Receivables from Stockholders. Any receivables due QA from Stockholders shall be paid on or before the Effective Time.

SECTION 8.14 Split Dollar Life Insurance Agreement. At or prior to closing the split dollar policies on C. Gene Quarles and Robin Buerge which are referenced in Section 2.3 (d) herein shall be policies assigned to the Surviving Corporation.

SECTION 8.15 Cost and Accumulated Depreciation of Fixed Assets. The cost of fixed assets and the amount of the accumulated depreciation shown on the QA balance sheet at closing shall be acceptable to TBFS.

SECTION 8.16 Establishment of Reserves and Adjustments at Closing. Based upon finalization of due diligence by TBFS at the Effective Time, a reserve account or adjustments to the balance sheet of QA shall be established as agreed to by both TBFS and QA. Such reserve, as may be agreed to, shall reserve for doubtful account receivables, estimated policy cancellations, doubtful notes or note agreements from customers, increase in payables to insurance companies, remittance of collected payables to insurance companies, accrual for unpaid invoices at closing, accrual for professional fees relating to this merger transaction (if any), accrual for any 401 (k) plan contribution, understatement of accrued/deferred income taxes and accrual for Kentucky Surplus Tax.

SECTION 8.17 Performance of Obligations. The parties shall have performed and complied with all obligations which are to be performed or complied with by them under this Merger Agreement prior to or on the date of the Effective Time.

SECTION 8.18 No Adverse Changes. There shall have been no material adverse change in the business, operations or condition (financial or otherwise) of QA from October 31, 2002 through the Effective Time. With respect to determining the status of the business, operations or condition of QA at the Effective Time, TBFS and its representatives shall have been provided full and complete access to the books, records, financial statements, tax returns, facilities, employees and such other information with respect to QA as TBFS may reasonably request.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1 Covenants. QA shall not, without the express written consent of TBFS:

a.                                       Incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become liable or responsible for obligations of any other individual, firm or corporation.

b.                                      Make, grant or incur any obligation or liability to make or grant a loan to any person or entity.

c.                                       Except for transactions in the ordinary and usual course of business, sell or transfer any of its properties or assets or cancel, release or assign any indebtedness owed to it or any claims held by it.

d.                                      Make any purchase or commitment/obligation to purchase any fixed asset in excess of Five Thousand Dollars ($5,000.00).

e.                                       Materially alter or change the customary terms and conditions upon which it conducts business.

f.                                         Materially alter or change the business or business organization.

g.                                      Declare or pay any dividend.

h.                                      Issue any new shares of stock.

SECTION 9.2 Cash Payment by TBFS: At the time of signing this Merger Agreement, TBFS shall pay the sum of Fifty Thousand Dollars ($50,000) to QA in immediately available funds as and for a down payment, to be held in a non-interest bearing escrow by TeamBank, N.A. until the Effective Time when said sum shall be applied to the Cash Consideration to the Stockholders provided for by this Merger Agreement.

SECTION 9.3 Inspection and Due Diligence. Between the date hereof and the Effective Time and upon reasonable notice, TBFS and its authorized representatives shall be permitted full access during regular business hours to all properties, books, records, contracts and documents of QA. QA shall furnish to TBFS and its authorized representatives all information with respect to the affairs of QA and BANK as may be reasonably requested. QA shall provide such information and answer such inquiries as TBNA may reasonably request or make concerning the subject matter of the representations and warranties of QA made herein. Immediately prior to the Effective Time TBNA may, at its sole cost and expense conduct a second due diligence examination of the assets of QA and BANK for the period from October 31, 2002 forward.

SECTION 9.4 Confidential Information. All information disclosed to, obtained by or otherwise coming into the possession of the parties hereto shall be maintained in strict confidence in accordance with the terms of that certain Confidentiality Agreement executed by TeamBank, N.A. as agent for TBFS and QA dated August 30, 2002. The terms of the Confidentiality Agreement previously executed by the agents of TBFS and QA are specifically ratified by TBFS and QA and incorporated into this Merger Agreement as if fully set forth at length herein.

SECTION 9.5 Headings. Headings contained in this Merger Agreement are inserted for convenience only and do not constitute a part of the Agreement.

SECTION 9.6 Governing Law. This Merger Agreement embodies the entire agreement between the parties. There have been no agreements, representations or warranties between the parties hereto other than those set forth and provided herein. This transaction and the Agreement shall be construed, interpreted and enforce according to the laws of the State of Oklahoma.

ARTICLE X

AMENDMENTS AND WAIVER

SECTION 10.1 Amendment. This Merger Agreement may be amended by agreement of TBNA, TBFS and QA, by action taken by their respective boards of directors or their respective officers at any time prior to the Effective Time and either before or after the approval of this Merger Agreement by the stockholders of QA, except that no amendment shall be made, subsequent to the adoption of this Merger Agreement by the stockholders of QA, that:

a.                                       Alters or changes the method of calculation of cash or stock which is to be transferred or paid to QA stockholders hereunder;

b.                                      Alters or changes any term of the articles of incorporation of QA;

c.                                       Alters or changes any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the stockholders of QA.

This Merger Agreement may only be amended by a written instrument signed by an authorized person on behalf of each of the corporations which are party to this Merger Agreement.

SECTION 10.2 Waivers and Extensions. Any extensions or waiver of compliance with any provisions of this Merger Agreement on the part of either corporation party hereto shall be valid only if set forth in a written instrument signed by an authorized person on behalf of each of the corporations.

SECTION 10.3 Notices. All notices and other communications hereunder shall be deemed to have been given when delivered by hand of when deposited in the mail, by certified or registered mail, postage prepaid or delivered by recognized overnight courier, as follows:

TO:                          TEAMBANK, N.A.

and

TEAMBANK, N.A. FINANCIAL SUBSIDIARY INC.

8 West Peoria

P.O. Box 402

Paola, KS 66071-0402

ATTN: Robert J. Weatherbie,

With a copy to:

Carl W. Hartley, Esq.

P. O. Box 407

Paola, KS 66071-0407

TO:                          THE QUARLES AGENCY, INC.

ATTN: Robin Buerge

P.O. Box 35487

Tulsa, OK 74143

With a copy to:

Michael S. Forsman, PLC

100 West Fifth Street , Suite 800

Tulsa, OK 74103

SECTION 10.4 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same agreement. Any party may sign this Merger Agreement by facsimile and such facsimile signature shall be deemed to be genuine if sent by one party to the other.

IN WITNESS WHEREOF, this Merger Agreement has been signed by the corporate parties hereto pursuant to actions taken by their Boards of Directors at meetings and the corporate seals have been affixed hereto. The Stockholders have signed this Merger Agreement in their individual capacities with respect to their agreements and obligations as set forth herein.

TEAMBANK, N.A.	THE QUARLES AGENCY, INC.

/s/ Robert J. Weatherbie
Robert J. Weatherbie	Robin Buerge
Chairman	President

TEAMBANK, N. A. FINANCIAL

SUBSIDIARY, INC.

Robert J. Weatherbie

Chairman

STOCKHOLDERS

/s/ Gene Quarles	DATE:	12/11/2002
C. Gene Quarles, Individually

/s/ Clint Quarles	DATE:	12/11/2002
Clint Quarles, Individually

/s/ Robin Buerge	DATE:	12/11/2002
Robin Buerge, Individually

CERTIFICATION OF CHAIRMEN AND SECRETARIES

This Merger Agreement, adopted by the directors of the respective TBNA, TBFS and QA subject to approval by a vote of QA and TBFS Stockholders is hereby adopted and made effective as of                                               , 2002, pursuant to the actions taken by the respective corporations, and in witness whereof, this Merger Agreement is signed by the Chairman/President and Secretary of each of the corporations, and the respective corporate seals have been affixed thereto.

TEAMBANK N. A.	THE QUARLES AGENCY, INC.

Robert J. Weatherbie	Robin Buerge
Chairman	President

BY:		BY:
	Glora Mathews		B. J. Westhoff
	Secretary		Secretary

TEAMBANK, N.A. FINANCIAL SUBSIDIARY, INC.

Robert J. Weatherbie

Chairman

BY:
Lois Rausch
Secretary

STATE OF KANSAS, COUNTY OF MIAMI, SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Robert J. Weatherbie, Chairman, and Glora Mathews, Secretary, of TeamBank, N.A. who are personally known to me to be the same persons who executed the foregoing instrument of writing, and they duly acknowledged the execution of the same, and declare that they executed the Merger Agreement on behalf of the corporation pursuant to the authority granted them by their Board of Directors.

IN TESTIMONY WHEREOF, I hereunto subscribe my name and affix my official seal this            day of                            , 2002.

Notary Public

My appointment expires:

STATE OF KANSAS, COUNTY OF MIAMI, SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Robert J. Weatherbie, Chairman, and Lois Rausch, Secretary, of TeamBank, N.A. Financial Subsidiary, Inc. who are personally known to me to be the same persons who executed the foregoing instrument of writing, and they duly acknowledged the execution of the same, and declare that they executed the Merger Agreement on behalf of the corporation pursuant to the authority granted them by their Board of Directors.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this            day of                            , 2002.

Notary Public

My appointment expires:

STATE OF OKLAHOMA, COUNTY OF                           , SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Robin Buerge, President, and B. J. Westhoff, Secretary, of The Quarles Agency, Inc., who are personally known to me to be the same persons who executed the foregoing instrument of writing, and they duly acknowledged the execution of the same, and declare that they executed the Agreement on behalf of the corporation pursuant to the authority granted them by their Board of Directors.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this            day of                            , 2002.

Notary Public

My appointment expires:

STATE OF OKLAHOMA, COUNTY OF                        , SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, C. Gene Quarles who is personally known to me to be the same person who executed the foregoing instrument of writing.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this            day of                            , 2002.

Notary Public

My appointment expires:

STATE OF OKLAHOMA, COUNTY OF                             , SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Clint Quarles who is personally known to me to be the same person who executed the foregoing instrument of writing.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this            day of                            , 2002.

Notary Public

My appointment expires:

STATE OF OKLAHOMA, COUNTY OF                               , SS:

Personally appeared before me, a Notary Public in and for the County and State aforesaid, Robin Buerge who is personally known to me to be the same person who executed the foregoing instrument of writing.

IN TESTIMONY WHEREOF, I hereunto SUBSCRIBE my name and affix my official seal this            day of                            , 2002.

Notary Public

My appointment expires:

Schedule 2.3(e)

Team Financial, Inc.	Quarles Agency
Contingency Payment Calculation

Total Contingency Payment                                           $  1,850,000                                    Annually                                              $  925,000

Contingency Based on Revenues	Total Revenue	^% of Contingent Payment	Amount of Contingent Payment	Decrease in Contingent Payment
Revenue Benchmark	$4,000,000	23.13%	$925,000
	$3,975,000	23.13%	$919,219	$(5,781)
	$3,950,000	23.13%	$913,438	$(11,563)
	$3,925,000	23.13%	$907,656	$(17,344)
	$3,900,000	23.13%	$901,875	$(23,125)
	$3,875,000	23.13%	$896,094	$(28,906)
	$3,850,000	23.13%	$890,313	$(34,688)

Example A	Year 1	Year 2	Year 3	Year 4
Revenue Benchmark	$4,000,000	$4,000,000	$4,000,000	$4,000,000
Actual Revenues	$3,900,000	$4,000,000	$4,050,000	$4,100,000
Contingent Payment	$901,875	$925,000	$11,563	$11,563
Carry-Over	$(23,125)	$(23,125)	$(11,563)	$0
Interest Rate Projection	3.75%	4.50%	5.50%	6.50%
Interest Income Projection	$69,375	$42,666	$1,272	$752

Example B	Year 1	Year 2	Year 3	Year 4
Revenue Benchmark	$4,000,000	$4,000,000	$4,000,000	$4,000,000
Actual Revenues	$3,900,000	$2,900,000	$4,050,000	$4,100,000
Contingent Payment	$901,875	$0	$23,125	$0
Carry-Over	$(23,125)	$(23,125)	$0	$0
Interest Rate Projection	3.75%	4.50%	5.50%	6.50%
Interest Income Projection	$69,375	$1,041	$1,272	$0

Schedule 2.3(e)(2)

GUARANTY AGREEMENT

For value received, and for and in consideration of the agreement of C. Gene Quarles, Clint Quarles and Robin Buerge (hereinafter referred to as “Stockholders”) to surrender the common stock held by them in Quarles Agency, Inc., an Oklahoma corporation, pursuant to that Acquisition Agreement and Plan of Merger dated December           , 2002 (hereinafter referred to as the “Merger Agreement”), TeamBank, N. A. (hereinafter referred to as “TBNA”)  hereby unconditionally guarantees to the Stockholders that TBNA will fully and promptly pay and discharge the obligations of the Surviving Corporation named in the Merger Agreement, its successors and assign, with respect to any payment due to Stockholders pursuant to Section 2.3 (e) of said Merger Agreement entitled AAnnual Contingent Payments” in accordance with the terms of the Surviving Corporation’s obligation to make such contingent payments to Stockholders.

If any legal action is filed to enforce this guaranty, the prevailing party in such action shall be entitled to recover reasonable attorney fees and the costs of such action.

This guaranty is expressly limited in amount to the total amount of the Annual Contingent Payments of $1,850,000.00, reasonable attorney fees and costs and any accruing interest as specified in said Section 2.3 (e) of the Merger Agreement.

Executed and dated this           day of December, 2002.

TeamBank, N.A.

BY:
Robert J. Weatherbie, Chairman

Schedule 3.1

Schedule 4.1(a)

Schedule 4.2(a)

Schedule 4.2(b)

Schedule 4.3

Schedule 4.9

Schedule 4.10(a)

Schedule 4.10(b)

Schedule 4.11

Schedule 4.12

Schedule 4.13(a)

Schedule 4.13(b)

Schedule 4.13(c)

Schedule 4.13(d)

Schedule 4.13 (e)

Schedule 4.13(f)

Schedule 4.13(g)

Schedule 4.15

Schedule 4.17

Schedule 4.18

Schedule 4.20

Schedule 4.22

Schedule 4.22

Schedule 4.23

Schedule 4.25

Schedule 4.27

Schedule 4.28

Schedule 8.4(a)

Schedule 8.4(a)

EMPLOYMENT AGREEMENT

BETWEEN

QUARLES TEAM AGENCY, INC.

a wholly owned financial subsidiary of

TeamBank, N.A.

AND

GENE QUARLES

Section

1.	Term of Agreement and Definitions

2.	Entire Agreement

3.	Validity

4.	Paragraphs and other headings

5.	Successors

6.	Conditions Precedent

7.	Duties

8.	Salary, Benefits, Additional Compensation

9.	Protection of Company’s Interests

10.	Termination by Company

11.	Termination by Executive

12.	Mitigation and Offset

13.	Binding Agreement

14.	Arbitration

15.	Amendment; Waiver

16.	Governing Law

17.	Notices

Signatures

EMPLOYMENT AGREEMENT

BETWEEN

QUARLES TEAM AGENCY, INC.

a wholly owned financial subsidiary of

TeamBank, N.A.

AND

GENE QUARLES

This Employment Agreement is made this         day of December, 2002 between Quarles Team Agency, Inc., an Oklahoma corporation, (“QTA”) which is a wholly owned financial subsidiary of TeamBank, N.A. (hereinafter “TBNA”)  and  Gene Quarles (“Executive”).

A.                                   Executive was serving as Chairman of Board of Directors of Quarles Agency, Inc. prior to the merger of Quarles Agency, Inc. with TBNA’s wholly owned subsidiary TeamBank Financial Subsidiary, Inc. (“TBFS”) pursuant to a written Acquisition Agreement and Plan of Merger dated the            day of December, 2002, (“Merger Agreement”).

B.                                     Executive has rendered valuable services to Quarles Agency, Inc. and has acquired a background in and knowledge of QTA’s continuing business and, if the Merger Agreement closes; QTA, the surviving corporation of said Merger, desires to continue the services of Executive as Chairman of Board of Directors of QTA subject to the provisions of this Employment Agreement.

C.                                     If the Merger Agreement closes, Executive desires to serve QTA as Chairman of Board of Directors.

In consideration of the foregoing recitals and the agreements set forth herein and subject to the terms and conditions of the Merger Agreement, QTA and Executive agree as follows:

1.                                      Term of Agreement and Definitions:

1.0                               Term of Agreement:  QTA shall employ Executive and Executive accepts such Employment for a term beginning on the date the Merger Agreement Closes and ending on the 31st day of December, 2004, subject to the terms and conditions set forth herein, unless earlier termination of the Agreement shall occur in accordance with the subsequent provisions set forth herein.

1.1                               Automatic Extension of Agreement Term: There shall be no automatic extension of the term provided for in paragraph 1.0

1.2                               Definitions:  The following definitions shall be used in the interpretation of this Employment Agreement.

1.2.1                     Employment on an active full time basis means the Executive’s professional services shall be substantially devoted to QTA.  Although prior approval by QTA of

1

Executive’s employment by third parties is not required, QTA  shall have the right to review any employment of Executive by any entity and shall have the right to require Executive to abandon any unsuitable employment as may be determined by QTA or to abandon any activities competitive with QTA.  The term “active full time basis” includes the requirement that Executive refrain from any activities which interfere with Executive’s duties.

1.2.2                     Year, Month, Week and Day, unless otherwise provided in this Employment Agreement, the word “year” shall be construed to mean a calendar year of 365 days, the word “month” shall be construed to mean a calendar month, the work “week” shall be construed to mean a calendar week of 7 days, and the word “day” shall be construed to mean a period of 24 hours running from midnight to midnight.

1.2.3                     Annual Base Salary is the sum of money regularly paid by QTA to Executive each calendar year of the term of this Employment Agreement pursuant to provisions of Section 8.0 of this Employment Agreement.

1.2.4                     Customary payroll practices are those policies and procedures routinely followed by QTA concerning the time and method of payment of compensation to its employees as may from time to time be adopted by QTA during course of this Employment Agreement.  It is anticipated that QTA will adopt the policies and procedures currently used by TBNA  on or about the date of closing of the Merger Agreement.

1.2.5                     Company policies are those written policies adopted by QTA customary practices routinely followed by  which may from time to time be adopted by  during the course of this Employment Agreement.  The parties acknowledge QTA  may from time to time reasonably enact new policies or alter existing policies.

1.2.6                     Organization as used herein shall be broadly defined to include any business, civic or community group or entity.

1.2.7                     Wilful Misconduct is any act performed with a designed purpose or intent on the part of a person to do wrong.

1.2.8                     Gross misappropriation of funds shall be any misappropriation of company funds by any means which is intentional and not of an inconsequential nature or amount.

2.                                      Entire Agreement

2.0                               With respect to the matters specified herein, this Employment Agreement contains the entire agreement between the parties and supersedes all prior oral and written agreements,  understandings and commitments between the parties.  This Employment Agreement shall not affect the provisions of any other compensation, retirement or other benefit programs of  to which Executive is a party or of which Executive is a beneficiary.  The parties acknowledge that QTA has established a routine agreement with agents employed by QTA commonly referred to as the “producers agreement”.  QTA and Executive shall sign and date and incorporated by reference herein the producers agreement applicable to Executive.

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3.                                      Validity

3.0                               In the event that any provision of this Employment Agreement is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the agreement.

4.                                      Paragraphs and other headings

4.0                               Paragraphs and other headings contained in this Employment Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Employment Agreement.

5.                                      Successors

5.0                               The rights and duties of a party hereunder shall not be assignable by Executive in that his services shall be deemed personal services. This Employment Agreement shall be binding upon and inure to the benefit of any successor of QTA, and any such successor shall be deemed substituted for QTA under the terms of this Employment Agreement.  The term “successor” as used herein shall include any person, firm, corporation or other business entity which at any time, by merger, purchase or otherwise, acquires all or substantially all of the assets or business of QTA.

6.                                      Conditions Precedent

6.0                               QTA’s performance of any of the obligations of this Employment Agreement shall be expressly conditioned upon the closing of the Merger Agreement and upon all following conditions:

6.0.1                     Neither the Office of the Comptroller of Currency nor any other state or federal regulatory agencies shall object to Executive serving in the proposed capacities at QTA and Executive’s employment shall not result in additional supervisory review of QTA or its parent company, TBNA; and

6.0.2                     The terms and provisions of this Employment Agreement are accepted and ratified by the Board of Directors of QTA immediately following the time the Merger Agreement is approved; and

6.0.3                   Executive shall agree to and execute a non-competition agreement in the form set forth in Exhibit 1 attached hereto; and

6.0.4                     Executive shall at the time of closing of the Merger Agreement be serving as the Chairman of the Board of Directors of  QTA.

7.                                      Duties

7.0                               QTA employ Executive upon an active full-time basis, as Chairman of Board of Directors of QTA subject to the order and direction of the Board of Directors  of QTA .

7.1                               During the term of this Employment Agreement, Executive shall devote substantially all of his time, attention, and best efforts to the business of QTA.  Executive shall perform

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such duties and shall exercise such power and authority as delegated by the Board of Directors of QTA from time to time, provided that such duties are commensurate with the positions of Chairman of Board of Director of an insurance agency.  Executive may engage in other nonbusiness activities such as charitable, educational, religious and similar types of activities so long as such activities do not prevent the performance of Executive’s duties herein or conflict in any material way  with the business of QTA.  Notwithstanding the above, Executive shall be permitted to serve as a Director or Trustee of other organizations, in accordance with the policies of QTA.

7.2                               The duties of Executive shall be defined using a written job definition, developed by the Board of Directors of QTA, which shall consult with Executive in the development of the written job definition.  Executive and said written job definition shall be subject to any systematic evaluation system(s) that the QTA may from time to time employ.  The parties agree during the  term of this Employment Agreement the written job definition may be amended from time to time.

7.3                               Executive’s duties shall be performed principally at QTA’s headquarters, presently located in Tulsa, Oklahoma.

8.                                      Salary, Benefits, Additional Compensation

8.0                               Compensation.

8.0.1                     The Executive’s compensation for employment shall be a sum equal to forty percent (40%) of the net commission on annual sales by QTA for insurance sold to Mercer Truck Lines commencing with the  effective date of the Merger Agreement and ending the earlier of the following: eight (8) years thereafter or upon the earlier termination by Merce Truck Lines of the business with QTA.  In the event of death or disability of Executive prior to the expiration of said eight (8) year period and/or prior to the termination by Mercer Truck Lines of the business with QTA, said  sum shall be paid by QTA to Clint Quarles so long as Clint Quarles shall be an employee of QTA and shall service the Mercer Truck Lines business.  In additional during the term of this Employment Agreement, Executive shall be compensated in accordance with QTA’s business commission schedule for any new business developed after the effective date of the Merger Agreement.  Said sum shall be payable according to the customary payroll practices of QTA and subject all required withholding taxes.  Executive shall be entitled to participate in any benefit plan provided by QTA for which he is eligible.  Executive understands that  he shall be subject to the terms and conditions of participation in any such benefit plans which may change from time to time, as provided below in paragraph 8.1.0.

8.0.2                     In addition, Executive shall receive an expense allowance in an amount not to exceed Two Thousand Dollars ($2,000) per month during the term of this Employment Agreement which may be used by him at his sole discretion for payment of health insurance premiums, 401k contributions; auto allowance; meals or entertainment of prospective QTA clients.

8.1                               Benefits

8.1.0                     During the term of this Employment Agreement, Executive shall receive all benefits

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generally made available to executives of QTA as may from time to time be in effect, provided that nothing herein shall require QTA  to establish or maintain such plans.

8.2                               Executive Expenses.

8.2.0                     Executive sole entitlement to reimbursement for expenses incurred by Executive for the benefit of QTA shall be as provided for in paragraph  8.0.2 above.

8.3                               Tax Liability.

Any tax liability, which the benefits provided for by this Employment Agreement create for Executive, shall be the sole responsibility of Executive.

8.6                               Non-Competition Agreement Compensation.

8.6.0                     Executive shall execute a non-competition agreement in the form attached hereto as Exhibit 1 and  and Executive shall be subject to the terms and provisions contained therein.

9.                                      Protection of QTA’s Interests

9.0                               During  the  term of this Employment Agreement, Executive shall not directly or indirectly engage in competition with, nor shall he own any interest in any business which competes with, any business of QTA.

9.1                               Except for actions taken in the course of his employment hereunder, at no time, including after any termination of this Employment Agreement, shall Executive divulge, furnish or make accessible to any person or entity any information of a confidential or proprietary nature obtained by him while in the employ of QTA.  Upon termination of his employment, Executive shall return to  all such information which exists in writing or other physical form and all copies thereof in his possession or under his control.  Executive shall comply with the confidentiality policies of the company and acknowledges that these confidentiality policies apply but are not limited to (i) any and all trade secrets concerning QTA’s business, data, know-how, customer lists, current and planned marketing and sales methods and processes, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs, past, current and planned research and development, computer software and database technologies, systems and structures, historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials; and (ii) any and all other information, whether or not documented in any manner, relating to QTA’s business that is a trade secret within the meaning of applicable trade secret law which is owned by QTA and regularly used in the operation of QTA’s business, but in connection with which the QTA takes precautions to prevent dissemination to any person other than certain shareholders, directors, officers and employees of QTA.  Executive agrees that he shall not use or disclose any information subject to the confidentiality policies of QTA, directly or indirectly, either during the term of his employment under this Agreement or at any time thereafter, in any way that may result in a detriment to QTA or QTA’s business.

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9.2                               QTA, its successors and assigns, shall, in addition to Executive’s services, be entitled to receive and own all of the results and proceeds of said services (including, without limitation, literary material and other intellectual property) produced or created during the term of Executive’s employment hereunder.  Executive will, at the request of QTA , execute such assignments, certificates or other instruments as  may from time to time deem necessary or desirable to evidence, establish, maintain, protect, enforce or defend its right or title to any such material.  Executive specifically agrees that he will not from and after termination of his employment until the thrid anniversay of the date of such termination of employment recruit, hire, induce, solicit, interfere with or otherwise direct away from QTA any person who at the time or during the six month period preceding termination was an employe or agent of QTA or any of its predecessors, without the prior written consent of QTA.

10.                               Termination by QTA

10.0                        QTA shall have the right to terminate this Employment Agreement upon the death of Executive.

10.1                        QTA shall have the right to terminate this Employment Agreement upon material breach by Executive or for good cause, which shall mean (a) willful misconduct in following the legitimate directions of the Board of Directors of QTA; or (b) commission of a significant act of dishonesty, deceit or breach of fiduciary duty in the performance of Executive’s duties; or (c) gross misappropriation of  QTA funds or property; or (d) habitual drunkenness/drug addiction; or (e) excessive absenteeism not related to illness, sick leave or vacations; provided, however, Executive shall be entitled to notice of any acts which QTA considers to be misconduct or good cause as described in this paragraph.  Such notice shall include the specifics of the basis for possible termination and shall be communicated to Executive in writing at least thirty (30) days prior to any such proposed termination by QTA. Executive shall be entitled to request and shall be given a reasonable period of time in which to show that he has corrected the specified misconduct.  Upon the cure or remedy of such misconduct,  QTA shall rescind its notice of termination.  If there is any dispute with respect to whether Executive has cured the misconduct, a decision will be sought from a lawyer mutually agreed to by both  QTA and Executive.  If QTA and Executive can not agree on a lawyer, each will pick a lawyer who will together pick a lawyer who shall render a decision.

10.2                        If this Employment Agreement is terminated by QTA for material breach or good cause, Executive shall not be entitled to any benefits except those required by law.

11.                               Termination by Executive

11.0                        Executive shall be entitled to terminate this Employment Agreement without cause upon ninety (90) days written notice to QTA.  If Executive shall so terminate this Employment Agreement, Executive forfeit all benefits of this Employment Agreement except that he shall be entitled only to those benefits provided under existing law.  If Executive shall so terminate this Employment Agreement, QTA shall be entitled to continue the non-competition agreement.

11.01                 Executive shall be entitled to terminate this Employment Agreement upon material breach by  QTA or for good cause.  A material breach by QTA of the terms of this

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Employment Agreement shall entitle Executive to terminate his services under this Employment Agreement effective thirty (30) days from and after receipt of such notice by QTA.  Such notice shall include a specific description of such breach and QTA shall have until the effective date of the notice to cure or remedy such breach.  Upon the cure or remedy of such breach, Executive’s notice of termination shall be deemed rescinded.  For purposes of this Employment Agreement, a termination for good cause by Executive shall be based upon the following action by the QTA:  a failure, without good cause to continue Chairman of the Board of Directors of QTA; or a failure to make any payment required hereunder.  Provided, however, Executive’s title, duties and responsibilities as Chairman of the Board of Directors of QTA shall be deemed to be altered with good cause by QTA if substantially all of its assets are sold to or combined with another entity and Executive shall thereafter continue to have the same significant duties and responsibilities with respect to QTA’s continuing business and with a like Agreement, for a term no less than that of this Employment Agreement.  Upon the occurrence of any happening which would authorize Executive to terminate this Employment Agreement for good cause, Executive shall notify QTA in writing within sixty (60) days following such occurrence or Executive shall be deemed to have waived his right to terminate this Employment Agreement for such occurrence.  Upon termination of this Employment Agreement by Executive for material breach or good cause, Executive shall be entitled to all remaining benefits provided for herein or the monetary equivalent thereof.

12.                               Mitigation and Offset

12.0                        Executive shall  be required to mitigate the amount of any payment  provided for in this Employment Agreement by seeking employment or otherwise, to offset the amount of any payment provided for in this Employment Agreement by amounts earned as a result of Executive’s employment or self-employment during the period he is entitled to such payment.

13.                               Binding Agreement

13.0                        This Employment Agreement shall be binding upon and inure to the benefit of Executive, and his heirs, and of QTA, and its respective successor and assigns.  Executive may not, without the express written permission of  QTA assign or pledge any right or obligations hereunder to any person, entity, firm or corporation.

14.                               Arbitration

14.0                        QTA and Executive agree that any dispute or claim concerning this Employment Agreement, or the terms and conditions of employment under this Employment Agreement, shall be settled by arbitration.  The arbitration proceedings will be conducted under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time a demand for arbitration under the Rules is made.  The decision of the arbitrators, including determination of the amount of any damages suffered, will be exclusive, final and binding on /QTA and Executive, their heirs, executors, administrators, successors and assigns.  Each party will bear that party’s own expenses in the arbitration proceedings for arbitrators’ fees and attorney fees, for that party’s witnesses, and other expenses of presenting the case.  Other arbitration costs, including administrative fees and fees for records or transcripts, will be borne equally by /QTA and Executive.

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15.                               Amendment; Waiver

15.0                        This document contains the entire agreement of the parties with respect to the employment of Executive by QTA and supersedes any prior agreement.  No amendment or modification of this Employment Agreement shall be valid unless evidenced by a dated written instrument executed by the parties hereto.  No waiver by either party of any breach by the other party of any provision or condition of this Employment Agreement shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time.

16.                               Governing Law

16.0                        This Employment Agreement shall be governed by and construed in accordance with the laws of thee State of Kansas.

17.                               Notices

17.0                        All notices which a party is required or may desire to give to the other party under or in connection with this Employment Agreement shall be given in writing by addressing the same to the other party as follows:

If to Executive, to:
Gene Quarles

If to QTA, to:
Quarles Team Agency, Inc.
C/O

or at such other place as may be designated in writing by like notice.  Any notice shall be deemed to have been given within forty-eight (48) hours after being addressed as required herein and deposited, first-class postage prepaid, in the United States mail.

IN WITNESS THEREOF, the parties have executed this Employment Agreement this ______ day of ________________, 2002, effective as of the day and year first above written.

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Quarles Team Agency, Inc. (QTA)

By:

Robin Buerge, President

Gene Quarles

Executive

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Schedule 8.4(b)

Schedule 8.4 (b)

EMPLOYMENT AGREEMENT

BETWEEN

QUARLES TEAM AGENCY, INC.

a wholly owned financial subsidiary of

TeamBank, N.A.

AND

CLINT QUARLES

Section

1.	Term of Agreement and Definitions

2.	Entire Agreement

3.	Validity

4.	Paragraphs and other headings

5.	Successors

6.	Conditions Precedent

7.	Duties

8.	Salary, Benefits, Additional Compensation

9.	Protection of Company’s Interests

10.	Termination by Company

11.	Termination by Executive

12.	Mitigation and Offset

13.	Binding Agreement

14.	Arbitration

15.	Amendment; Waiver

16.	Governing Law

17.	Notices

Signatures

EMPLOYMENT AGREEMENT

BETWEEN

QUARLES TEAM AGENCY, INC.

a wholly owned financial subsidiary of

TeamBank, N.A.

AND

CLINT QUARLES

This Employment Agreement is made this       day of December, 2002 between Quarles Team Agency, Inc., an Oklahoma corporation, (“QTA”) which is a wholly owned financial subsidiary of TeamBank, N.A. (hereinafter “TBNA”)  and  Clint Quarles (“Executive”).

A.                                   Executive was serving as an insurance agent for Quarles Agency, Inc. prior to the merger of Quarles Agency, Inc. with TBNA’s wholly owned subsidiary TeamBank Financial Subsidiary, Inc. (“TBFS”) pursuant to a written Acquisition Agreement and Plan of Merger dated the       day of December, 2002, (“Merger Agreement”).

B.                                     Executive has rendered valuable services to Quarles Agency, Inc. and has acquired a background in and knowledge of QTA’s continuing business and, if the Merger Agreement closes; QTA, the surviving corporation of said Merger, desires to continue the services of Executive as an insurance agent QTA subject to the provisions of this Employment Agreement.

C.                                     If the Merger Agreement closes, Executive desires to serve QTA as  an insurance agent.

In consideration of the foregoing recitals and the agreements set forth herein and subject to the terms and conditions of the Merger Agreement, QTA and Executive agree as follows:

1.                                      Term of Agreement and Definitions:

1.0                               Term of Agreement:  QTA shall employ Executive and Executive accepts such Employment for a term  beginning on the date the Merger Agreement Closes and ending on the 31st day of December, 2004, subject to the terms and conditions set forth herein, unless earlier termination of the agreement shall occur in accordance with the subsequent provisions set forth herein.

1.1                               Automatic Extension of Agreement Term: There shall be no automatic extension of the term provided for in paragraph 1.0

1.2                               Definitions:  The following definitions shall be used in the interpretation of this Employment Agreement.

1.2.1                     Employment on an active full time basis means the Executive’s professional

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services shall be substantially devoted to QTA.  Although prior approval by QTA of Executive’s employment by third parties is not required, QTA  shall have the right to review any employment of Executive by any entity and shall have the right to require Executive to abandon any unsuitable employment as may be determined by  QTA or to abandon any activities competitive with QTA..  The term “active full time basis” includes the requirement that Executive refrain from any activities which interfere with Executive’s duties.

1.2.2                     Year, Month, Week and Day, unless otherwise provided in this Employment Agreement, the word “year” shall be construed to mean a calendar year of 365 days, the word “month” shall be construed to mean a calendar month, the work “week” shall be construed to mean a calendar week of 7 days, and the word “day” shall be construed to mean a period of 24 hours running from midnight to midnight.

1.2.3                     Annual Base Salary is the sum of money regularly paid by QTA to Executive each year of the term of this Employment Agreement pursuant to provisions of Section 8.0 of this Employment Agreement.

1.2.4                     Customary payroll practices are those policies and procedures routinely followed by QTA concerning the time and method of payment of compensation to its employees as may from time to time be adopted by QTA during course of this Employment Agreement.  It is anticipated that QTA will adopt the policies and procedures currently used by TBNA  on or about the date of closing of the Merger Agreement.

1.2.5                     Company policies are those written policies adopted by QTA and customary practices routinely followed by QTA which may from time to time be adopted by  during the course of this Employment Agreement.  The parties acknowledge QTA  may from time to time reasonably enact new policies or alter existing policies.

1.2.6                     Organization as used herein shall be broadly defined to include any business, civic or community group or entity.

1.2.7                     Wilful Misconduct is any act performed with a designed purpose or intent on the part of a person to do wrong.

1.2.8                     Gross misappropriation of funds shall be any misappropriation of company funds by any means which is intentional and not of an inconsequential nature or amount.

2.                                      Entire Agreement

2.0                           With respect to the matters specified herein, this Employment Agreement contains the entire agreement between the parties with respect to the subject matter herein and supersedes all prior oral and written agreements,  understandings and commitments between the parties.  This Employment Agreement shall not affect the provisions of any other compensation, retirement or other benefit programs of  to which Executive is a party or of which Executive is a beneficiary.  The parties acknowledge that QTA has established a routine agreement with agents employed by QTA commonly referred to as the “producers agreement”.  QTA and Executive shall sign and date and

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incorporated by reference herein the producers agreement applicable to Executive.

3.                                      Validity

3.0                               In the event that any provision of this Employment Agreement is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the agreement.

4.                                      Paragraphs and other headings

4.0                               Paragraphs and other headings contained in this Employment Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Employment Agreement.

5.                                      Successors

5.0                               The rights and duties of a party hereunder shall not be assignable by Executive in that his services shall be deemed personal services. This Employment Agreement shall be binding upon and inure to the benefit of any successor of QTA, and any such successor shall be deemed substituted for QTA under the terms of this Employment Agreement.  The term “successor” as used herein shall include any person, firm, corporation or other business entity which at any time, by merger, purchase or otherwise, acquires all or substantially all of the assets or business of QTA.

6.                                      Conditions Precedent

6.0                               QTA’s performance of any of the obligations of this Employment Agreement shall be expressly conditioned upon the closing of the Merger Agreement and upon all following conditions:

6.0.1                     Neither the Office of the Comptroller of Currency nor any other state or federal regulatory agencies shall object to Executive serving in the proposed capacities at QTA and Executive’s employment shall not result in additional supervisory review of QTA or its parent company, TBNA; and

6.0.2                     The terms and provisions of this Employment Agreement are accepted and ratified by the Board of Directors of QTA immediately following the time the Merger Agreement is approved; and

6.0.3                   Executive shall agree to and execute a non-competition agreement in the form set forth in Exhibit 1 attached hereto; and

6.0.4                     Executive shall at the time of closing of the Merger Agreement be serving as an insurance agent of  QTA.

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7.                                      Duties

7.0                               QTA employ Executive upon an active full-time basis, as an insurance agent of QTA subject to the order and direction of the President  of QTA .

7.1                               During the term of this Employment Agreement, Executive shall devote substantially all of his time, attention, and best efforts to the business of QTA.  Executive shall perform such duties and shall exercise such power and authority as delegated by the President of QTA from time to time, provided that such duties are commensurate with the position of an insurance agent.  Executive may engage in other nonbusiness activities such as charitable, educational, religious and similar types of activities so long as such activities do not prevent the performance of Executive’s duties herein or conflict in any material way  with the business of QTA.  Notwithstanding the above, Executive shall be permitted to serve as a Director or Trustee of other organizations, in accordance with the policies of QTA.

7.2                               The duties of Executive shall be defined using a written job definition, developed by the President of QTA, who shall consult with Executive in the development of the written job definition.  Executive and said written job definition shall be subject to any systematic evaluation system(s) that the QTA may from time to time employ.  The parties agree during the  term of this Employment Agreement the written job definition may be amended from time to time.

 7.3                            Executive’s duties shall be performed principally at QTA’s headquarters, presently located in Tulsa, Oklahoma.

8.                                      Salary, Benefits, Additional Compensation

8.0                               Annual Base Salary.

8.0.1                     From the date of closing of the Merger Agreement until December 31, 2002, the Executive shall be compensated in accordanced with the agreements of the predecessor of QTA.  Commencing January 1, 2003, the Executive’s annual base salary during the remaining term of this Employment Agreement shall include the sum of THIRTY THOUSAND DOLLARS ($30,000.00) per year payable according to the customary payroll practices of QTA as for administrative duties and subject to all benefits provided by QTA at that time and subject to all required withholding taxes.  Executive understands that he shall be subject to the terms and conditions of participation any any and all benefits which may change from time to time as provided below in paragraph 8.1.0.

8.0.2                     From the date of closing of the Merger Agreement until December 31, 2002, Executive shall be additionally compensated in accordance with the producers agreement in effect at the time of closing.  Commencing January 1, 2003, Executive shall be additionally compensated during the term of this Employment Agreement in accordance with QTA’s business commission schedule  as more particularly set forth in the “producers agreement” attached hereto and incorporated by reference herein which sums shall be payable according to the customary payroll practices of QTA and subject to all required withholding taxes.  Executive shall be entitled to participate in any benefit plan provided by QTA for which he is eligible.  Executive understands that he shall be subject to the terms and conditions of participation in any such benefit plans which may change from time to to time, as provided below in paragraph 8.1.0.

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8.1                               Benefits

8.1.0                     During the term of this Employment Agreement, Executive shall  receive all benefits generally made available to executives of QTA as may from time to time be in effect, provided that nothing herein shall require QTA  to establish or maintain such plans.

8.2                               Executive Expenses.

8.2.0                     From the date of closing of the Merger Agreement until December 31, 2002  Executive’s business expenses shall be paid in accordance with the policies of QTA’s predecessor.  Executive shall be expected to incur various business expenses customarily incurred by persons holding like positions, including but not limited to traveling, enteraintiment and similar expenses, all of which are to be incurred by Executive for the benefit of QTA.  Commencing January 1, 2003, Executive shall be subject to QTA’s policies regarding the reinbursement and non-reimbursement of said expense.  Executive acknowledges that QTA policies do not necessarily provide for the reimbursement of all expenses.

8.2.1                     Executive shall account to QTA for any reimbursement or payment of such expenses in such a manner as QTA practices may from time to time require.

8.3                               Tax Liability.

Any tax liability, which the benefits provided for by this Employment Agreement create for Executive, shall be the sole responsibility of Executive.

8.4                               Non-Competition Agreement Compensation.

8.4.0                     Executive shall execute a non-competition agreement in the form attached hereto as Exhibit 1 and  and Executive shall be subject to the terms and provisions contained therein.

9.                                      Protection of QTA’s Interests

9.0                               During  the  term of this Employment Agreement, Executive shall not directly or indirectly engage in competition with, nor shall he own any interest in any business which competes with any business of QTA.

9.1                               Except for actions taken in the course of his employment hereunder, at no time, including after any termination of this Employment Agreement, shall Executive divulge, furnish or make accessible to any person or entity any information of a confidential or proprietary nature obtained by him while in the employ of QTA.  Upon termination of his employment, Executive shall return to  all such information which exists in writing or other physical form and all copies thereof in his possession or under his control.  Executive shall comply with the confidentiality policies of the company and acknowledges that these confidentiality policies apply but are not limited to (i) any and all trade secrets concerning QTA’s business, data, know-how, customer lists, current and

5

planned marketing and sales methods and processes, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs, past, current and planned research and development, computer software and database technologies, systems and structures, historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials; and (ii) any and all other information, whether or not documented in any manner, relating to QTA’s business that is a trade secret within the meaning of applicable trade secret law which is owned by QTA and regularly used in the operation of QTA’s business, but in connection with which the QTA takes precautions to prevent dissemination to any person other than certain shareholders, directors, officers and employees of QTA.  Executive agrees that he shall not use or disclose any information subject to the confidentiality policies of QTA, directly or indirectly, either during the term of his employment under this Agreement or at any time thereafter, in any way that may result in a detriment to QTA or QTA’s business.

9.2                               QTA, its successors and assigns, shall, in addition to Executive’s services, be entitled to receive and own all of the results and proceeds of said services (including, without limitation, literary material and other intellectual property) produced or created during the term of Executive’s employment hereunder.  Executive will, at the request of QTA , execute such assignments, certificates or other instruments as  may from time to time deem necessary or desirable to evidence, establish, maintain, protect, enforce or defend its right or title to any such material.  Executive specifically agrees that he will not from and after termination of his employment until the third anniversay of the date of such termination of employment recruit, hire, induce, solicit, interfere with or otherwise direct away from QTA any person who at the time or during the six month period preceding termination was an employe or agent of QTA or any of its predecessors, without the prior written consent of QTA.

10.                               Termination by QTA

10.0                        QTA shall have the right to terminate this Employment Agreement upon the death of Executive.

10.1                        QTA shall have the right to terminate this Employment Agreement upon material breach by Executive or for good cause, which shall mean (a) willful misconduct in following the legitimate directions of the Board of Directors of QTA; or (b) commission of a significant act of dishonesty, deceit or breach of fiduciary duty in the performance of Executive’s duties; or (c) gross misappropriation of  QTA funds or property; or (d) habitual drunkenness/drug addiction; or (e) excessive absenteeism not related to illness, sick leave or vacations; provided, however, Executive shall be entitled to notice of any acts which QTA considers to be misconduct or good cause as described in this paragraph.  Such notice shall include the specifics of the basis for possible termination and shall be communicated to Executive in writing at least thirty (30) days prior to any such proposed termination by QTA. Executive shall be entitled to request and shall be given a reasonable period of time in which to show that he has corrected the specified misconduct.  Upon the cure or remedy of such misconduct,  QTA shall rescind its notice of termination.  If there is any dispute with respect to whether Executive has cured the misconduct, a decision will be sought from a lawyer mutually agreed to by both  QTA and

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Executive.  If QTA and Executive can not agree on a lawyer, each will pick a lawyer who will together pick a lawyer who shall render a decision.

10.2                        If this Employment Agreement is terminated by QTA for material breach or good cause, Executive shall not be entitled to any benefits except those required by law.

11.                               Termination by Executive

11.0                        Executive shall be entitled to terminate this Employment Agreement without cause upon ninety (90) days written notice to QTA.  If Executive shall so terminate this Employment Agreement, Executive forfeit all benefits of this Employment Agreement except that he shall be entitled only to those benefits provided under existing law.  If Executive shall so terminate this Employment Agreement, QTA shall be entitled to continue the non-competition agreement.

11.01                 Executive shall be entitled to terminate this Employment Agreement upon material breach by  QTA or for good cause.  A material breach by QTA of the terms of this Employment Agreement shall entitle Executive to terminate his services under this Employment Agreement effective thirty (30) days from and after receipt of such notice by QTA.  Such notice shall include a specific description of such breach and QTA shall have until the effective date of the notice to cure or remedy such breach.  Upon the cure or remedy of such breach, Executive’s notice of termination shall be deemed rescinded.  For purposes of this Employment Agreement, a termination for good cause by Executive shall be based upon the following action by the QTA:  a failure, without good cause to continue Chairman of the Board of Directors of QTA; or a failure to make any payment required hereunder.  Provided, however, Executive’s title, duties and responsibilities as Chairman of the Board of Directors of QTA shall be deemed to be altered with good cause by QTA if substantially all of its assets are sold to or combined with another entity and Executive shall thereafter continue to have the same significant duties and responsibilities with respect to QTA’s continuing business and with a like Agreement, for a term no less than that of this Employment Agreement.  Upon the occurrence of any happening which would authorize Executive to terminate this Employment Agreement for good cause, Executive shall notify QTA in writing within sixty (60) days following such occurrence or Executive shall be deemed to have waived his right to terminate this Employment Agreement for such occurrence.  Upon termination of this Employment Agreement by Executive for material breach or good cause, Executive shall be entitled to all remaining benefits provided for herein or the monetary equivalent thereof.

12.                               Mitigation and Offset

12.0                        Executive shall  be required to mitigate the amount of any payment  provided for in this Employment Agreement by seeking employment or otherwise, to offset the amount of any payment provided for in this Employment Agreement by amounts earned as a result of Executive’s employment or self-employment during the period he is entitled to such payment.

13.                               Binding Agreement

13.0                        This Employment Agreement shall be binding upon and inure to the benefit of

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Executive, and his heirs, and of QTA, and its respective successor and assigns.  Executive may not, without the express written permission of  QTA assign or pledge any right or obligations hereunder to any person, entity, firm or corporation.

14.                               Arbitration

14.0                        QTA and Executive agree that any dispute or claim concerning this Employment Agreement, or the terms and conditions of employment under this Employment Agreement, shall be settled by arbitration.  The arbitration proceedings will be conducted under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time a demand for arbitration under the Rules is made.  The decision of the arbitrators, including determination of the amount of any damages suffered, will be exclusive, final and binding on /QTA and Executive, their heirs, executors, administrators, successors and assigns.  Each party will bear that party’s own expenses in the arbitration proceedings for arbitrators’ fees and attorney fees, for that party’s witnesses, and other expenses of presenting the case.  Other arbitration costs, including administrative fees and fees for records or transcripts, will be borne equally by /QTA and Executive.

15.                               Amendment; Waiver

15.0                        This document contains the entire agreement of the parties with respect to the employment of Executive by QTA and supersedes any prior agreement.  No amendment or modification of this Employment Agreement shall be valid unless evidenced by a dated written instrument executed by the parties hereto.  No waiver by either party of any breach by the other party of any provision or condition of this Employment Agreement shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time.

16.                               Governing Law

16.0                        This Employment Agreement shall be governed by and construed in accordance with the laws of thee State of Kansas.

17.                               Notices

17.0                        All notices which a party is required or may desire to give to the other party under or in connection with this Employment Agreement shall be given in writing by addressing the same to the other party as follows:

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If to Executive, to:
Clint Quarles

If to QTA, to:
Quarles Team Agency, Inc.
C/O

or at such other place as may be designated in writing by like notice.  Any notice shall be deemed to have been given within forty-eight (48) hours after being addressed as required herein and deposited, first-class postage prepaid, in the United States mail.

IN WITNESS THEREOF, the parties have executed this Employment Agreement this       day of                  , 2002, effective as of the day and year first above written.

Quarles Team Agency, Inc. (QTA)

By:
Robin Buerge, President

Clint Quarles

Executive

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Schedule 8.4(c)

Schedule 8.4(c)

EMPLOYMENT AGREEMENT

BETWEEN

QUARLES TEAM AGENCY, INC.

a wholly owned financial subsidiary of

TeamBank, N.A.

AND

ROBIN BUERGE

Section

1.	Term of Agreement and Definitions

2.	Entire Agreement

3.	Validity

4.	Paragraphs and other headings

5.	Successors

6.	Conditions Precedent

7.	Duties

8.	Salary, Benefits, Additional Compensation

9.	Protection of Company’s Interests

10.	Termination by Company

11.	Termination by Executive

12.	Mitigation and Offset

13.	Tax “Gross-Up” Provision

14.	Binding Agreement

15.	Arbitration

16.	Amendment; Waiver

17.	Governing Law

18.	Notices

Signatures

EMPLOYMENT AGREEMENT

BETWEEN

QUARLES TEAM AGENCY, INC.

a wholly owned financial subsidiary of

TeamBank, N.A.

AND

ROBIN BUERGE

This Employment Agreement is made this            day of December, 2002 between Quarles Team Agency, Inc., an Oklahoma corporation, (“QTA”) which is a wholly owned financial subsidiary of TeamBank, N.A. (hereinafter “TBNA”) and Robin Buerge (“Executive”).

A.                                   Executive was serving as president of Quarles Agency, Inc. prior to the merger of Quarles Agency, Inc. with TBNA’s wholly owned subsidiary TeamBank Financial Subsidiary, Inc. (“TBFS”) pursuant to a written Acquisition Agreement and Plan of Merger dated the            day of December, 2002, (“Merger Agreement”).

B.                                     Executive has rendered valuable services to Quarles Agency, Inc. and has acquired a background in and knowledge of QTA’s continuing business and, if the Merger Agreement closes; QTA, the surviving corporation of said Merger, desires to continue the services of Executive as President of QTA subject to the provisions of this Employment Agreement.

C.                                     If the Merger Agreement closes, Executive desires to serve QTA as President.

In consideration of the foregoing recitals and the agreements set forth herein and subject to the terms and conditions of the Merger Agreement, QTA and Executive agree as follows:

1.                                      Term of Agreement and Definitions:

1.0                               Term of Agreement:  QTA shall employ Executive and Executive accepts such Employment for a term beginning on the date the Merger Agreement Closes and ending on the 31st day of December, 2004, subject to the terms and conditions set forth herein, unless earlier termination of the agreement shall occur in accordance with the subsequent provisions set forth herein.

1.1                               Automatic Extension of Agreement Term: There shall be no automatic extension of the term provided for in paragraph 1.0

1.2                               Definitions:  The following definitions shall be used in the interpretation of this Employment Agreement.

1.2.1                     Employment on an active full time basis means the Executive’s professional services shall be substantially devoted to QTA.  Although prior approval by QTA of Executive’s employment by third parties is not required, QTA shall have the right to review any employment

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of Executive by any entity and shall have the right to require Executive to abandon any unsuitable employment as may be determined by QTA or to abandon any activities competitive with QTA..  The term “active full time basis” includes the requirement that Executive refrain from any activities which interfere with Executive’s duties.  As applied to this Agreement, the parties hereby agree and acknowledge that Executive will continue in his current positions with Grand Lake Bancshares, Inc., an Oklahoma corporation, and of Buerge Bancshares, Inc., a Missouri corporation.

1.2.2                     Year, Month, Week and Day, unless otherwise provided in this Employment Agreement, the word “year” shall be construed to mean a calendar year of 365 days, the word “month” shall be construed to mean a calendar month, the work “week” shall be construed to mean a calendar week of 7 days, and the word “day” shall be construed to mean a period of 24 hours running from midnight to midnight.

1.2.3                     Annual Base Salary is the sum of money regularly paid by QTA to Executive each full calendar year of the term of this Employment Agreement pursuant to provisions of Section 8.0 of this Employment Agreement.

1.2.4                     Customary payroll practices are those policies and procedures routinely followed by QTA concerning the time and method of payment of compensation to its employees as may from time to time be adopted by QTA during course of this Employment Agreement.  It is anticipated that QTA will adopt the policies and procedures currently used by TBNA on or about the date of closing of the Merger Agreement.

1.2.5                     Company policies are those written policies adopted by QTA customary practices routinely followed by which may from time to time be adopted by during the course of this Employment Agreement.  The parties acknowledge QTA may from time to time reasonably enact new policies or alter existing policies.

1.2.6                     Organization as used herein shall be broadly defined to include any business, civic or community group or entity.

1.2.7                     Wilful Misconduct is any act performed with a designed purpose or intent on the part of a person to do wrong.

1.2.8                     Gross misappropriation of funds shall be any misappropriation of company funds by any means which is intentional and not of an inconsequential nature or amount.

2.                                      Entire Agreement

2.0                           With respect to the matters specified herein, this Employment Agreement contains the entire agreement between the parties with respect to the subject matter herein and supersedes all prior oral and written agreements, understandings and commitments between the parties.  This Employment Agreement shall not affect the provisions of any other compensation, retirement or other benefit programs of to which Executive is a party or of which Executive is a beneficiary.  The parties acknowledge that QTA has established a routine agreement with agents employed by QTA commonly referred to as the “producers agreement”.  QTA and Executive shall sign and date and incorporated by reference herein the producers agreement applicable to Executive.

3.                                      Validity

3.0                               In the event that any provision of this Employment Agreement is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other

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provision of the agreement.

4.                                      Paragraphs and other headings

4.0                               Paragraphs and other headings contained in this Employment Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Employment Agreement.

5.                                      Successors

5.0                               The rights and duties of a party hereunder shall not be assignable by Executive in that his services shall be deemed personal services. This Employment Agreement shall be binding upon and inure to the benefit of any successor of QTA, and any such successor shall be deemed substituted for QTA under the terms of this Employment Agreement.  The term “successor” as used herein shall include any person, firm, corporation or other business entity which at any time, by merger, purchase or otherwise, acquires all or substantially all of the assets or business of QTA.

6.                                      Conditions Precedent

6.0                               QTA’s performance of any of the obligations of this Employment Agreement shall be expressly conditioned upon the closing of the Merger Agreement and upon all following conditions:

6.0.1                     Neither the Office of the Comptroller of Currency nor any other state or federal regulatory agencies shall object to Executive serving in the proposed capacities at QTA and Executive’s employment shall not result in additional supervisory review of QTA or its parent company, TBNA; and

6.0.2                     The terms and provisions of this Employment Agreement are accepted and ratified by the Board of Directors of QTA immediately following the time the Merger Agreement is approved; and

6.0.3                   Executive shall agree to and execute a non-competition agreement in the form set forth in Exhibit 1 attached hereto; and

6.0.4                     Executive shall at the time of closing of the Merger Agreement be serving as the President of QTA.

7.                                      Duties

7.0                               QTA employ Executive upon an active full-time basis, as President of Directors of QTA subject to the order and direction of the Board of Directors of QTA.

7.1                               During the term of this Employment Agreement, Executive shall devote substantially all of his time, attention, and best efforts to the business of QTA.  Executive shall perform such duties and shall exercise such power and authority as delegated by the Board of Directors of QTA from time to time, provided that such duties are commensurate with the positions of Chairman of Board of Director of an insurance agency.  Executive may engage in other nonbusiness activities such as charitable, educational, religious and similar types of activities so long as such activities do not prevent the performance of Executive’s duties herein or conflict in any material way with the business of QTA.  Notwithstanding the above, Executive shall be permitted to serve as a Director or Trustee of other organizations, in accordance with the policies of QTA.

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7.2                               The duties of Executive shall be defined using a written job definition, developed by the Board of Directors of QTA, which shall consult with Executive in the development of the written job definition.  Executive and said written job definition shall be subject to any systematic evaluation system(s) that the QTA may from time to time employ.  The parties agree during the term of this Employment Agreement the written job definition may be amended from time to time.

7.3                               Executive’s duties shall be performed principally at QTA’s headquarters, presently located in Tulsa, Oklahoma.

8.                                      Salary, Benefits, Additional Compensation

8.0                               Annual Base Salary.

8.0.1                     From the date of closing of the Merger Agreement until December 31, 2002, the Executive shall be compensated in accordanced with the agreements of the predecessor of QTA.  Commencing January 1, 2003, the Executive’s annual base salary during the remaining term of this Employment Agreement shall be TWO HUNDRED THOUSAND DOLLARS ($200,000.00) per year payable according to the customary payroll practices of QTA and subject to all benefits provided by QTA at that time and subject to all required withholding taxes.  Executive understands that he shall be subject to the terms and conditions of participation any any and all benefits which may change from time to time as provided below in paragraph 8.1.0.

8.0.2                     From the date of closing of the Merger Agreement until December 31, 2002, Executive shall be additionally compensated in accordance with the producers agreement in effect at the time of closing.  Commencing January 1, 2003, Executive shall be additionally compensated during the term of this Employment Agreement in accordance with QTA’s business commission schedule as more particularly set forth in the “producers agreement” attached hereto and incorporated by reference herein which sums shall be payable according to the customary payroll practices of QTA and subject to all required withholding taxes.  Executive shall be entitled to participate in any benefit plan provided by QTA for which he is eligible.  Executive understands that he shall be subject to the terms and conditions of participation in any such benefit plans which may change from time to to time, as provided below in paragraph 8.1.0.

8.1                               Benefits

8.1.0                     During the term of this Employment Agreement, Executive shall receive all benefits generally made available to executives of QTA as may from time to time be in effect, provided that nothing herein shall require QTA to establish or maintain such plans.

8.2                               Executive Expenses.

8.2.0                     From the date of closing of the Merger Agreement until December 31, 2002 Executive’s business expenses shall be paid in accordance with the policies of QTA’s predecessor.  During the term of this Agreement, Executive shall be expected to incur various business expenses customarily incurred by persons holding like positions, including but not limited to traveling, enteraintiment and similar expenses, all of which are to be incurred by Executive for the benefit of QTA.  Commencing January 1, 2003, Executive shall be subject to QTA’s policies regarding the reinbursement and non-reimbursement of said expense.  Executive acknowledges that QTA policies do not necessarily provide for the reimbursement of all expenses.

8.2.1                     Executive shall account to QTA for any reimbursement or payment of such expenses in such a manner as QTA practices may from time to time require.

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8.3                               Tax Liability.

Any tax liability, which the benefits provided for by this Employment Agreement create for Executive, shall be the sole responsibility of Executive.

8.4                               Non-Competition Agreement Compensation.

8.4.0                     Executive shall execute a non-competition agreement in the form attached hereto as Exhibit 1 and and Executive shall be subject to the terms and provisions contained therein.

9.                                      Protection of QTA’s Interests

9.0                               During the term of this Employment Agreement, Executive shall not directly or indirectly engage in competition with, nor shall he own any interest in any business which competes with, any business of QTA.

9.1                               Except for actions taken in the course of his employment hereunder, at no time, including after any termination of this Employment Agreement, shall Executive divulge, furnish or make accessible to any person or entity any information of a confidential or proprietary nature obtained by him while in the employ of QTA.  Upon termination of his employment, Executive shall return to all such information which exists in writing or other physical form and all copies thereof in his possession or under his control.  Executive shall comply with the confidentiality policies of the company and acknowledges that these confidentiality policies apply but are not limited to (i) any and all trade secrets concerning QTA’s business, data, know-how, customer lists, current and planned marketing and sales methods and processes, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs, past, current and planned research and development, computer software and database technologies, systems and structures, historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials; and (ii) any and all other information, whether or not documented in any manner, relating to QTA’s business that is a trade secret within the meaning of applicable trade secret law which is owned by QTA and regularly used in the operation of QTA’s business, but in connection with which the QTA takes precautions to prevent dissemination to any person other than certain shareholders, directors, officers and employees of QTA.  Executive agrees that he shall not use or disclose any information subject to the confidentiality policies of QTA, directly or indirectly, either during the term of his employment under this Agreement or at any time thereafter, in any way that may result in a detriment to QTA or QTA’s business.

9.2                               QTA, its successors and assigns, shall, in addition to Executive’s services, be entitled to receive and own all of the results and proceeds of said services (including, without limitation, literary material and other intellectual property) produced or created during the term of Executive’s employment hereunder.  Executive will, at the request of QTA, execute such assignments, certificates or other instruments as may from time to time deem necessary or desirable to evidence, establish, maintain, protect, enforce or defend its right or title to any such material.  Executive specifically agrees that he will not from and after termination of his employment until the third anniversay of the date of such termination of employment recruit, hire, induce, solicit, interfere with or otherwise direct away from QTA any person who at the time or during the six month period preceding termination was an employee or agent of QTA or any of its predecessors, without the prior written consent of QTA.

9.3                               Nothing in this Agreement is intended to prohibit Burege from continuing to serve in his

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current capacities with Grand Lake Bancorp, Inc. Grand Lake Bank.and/or Buerge Bancshares, Inc. and their respective current operations.

10.                               Termination by QTA

10.0                        QTA shall have the right to terminate this Employment Agreement upon the death of Executive.

10.1                        QTA shall have the right to terminate this Employment Agreement upon material breach by Executive or for good cause, which shall mean (a) willful misconduct in following the legitimate directions of the Board of Directors of QTA; or (b) commission of a significant act of dishonesty, deceit or breach of fiduciary duty in the performance of Executive’s duties; or (c) gross misappropriation of QTA funds or property; or (d) habitual drunkenness/drug addiction; or (e) excessive absenteeism not related to illness, sick leave or vacations; provided, however, Executive shall be entitled to notice of any acts which QTA considers to be misconduct or good cause as described in this paragraph.  Such notice shall include the specifics of the basis for possible termination and shall be communicated to Executive in writing at least thirty (30) days prior to any such proposed termination by QTA.  Executive shall be entitled to request and shall be given a reasonable period of time in which to show that he has corrected the specified misconduct.  Upon the cure or remedy of such misconduct, QTA shall rescind its notice of termination.  If there is any dispute with respect to whether Executive has cured the misconduct, a decision will be sought from a lawyer mutually agreed to by both QTA and Executive.  If QTA and Executive can not agree on a lawyer, each will pick a lawyer who will together pick a lawyer who shall render a decision.

10.2                        If this Employment Agreement is terminated by QTA for material breach or good cause, Executive shall not be entitled to any benefits or compensation except those required by law.

10.3                        QTA may, at its sole discrection, purchase additional life insurance to cover all or part of its obligations contatined in this employement Agreement and Executive agrees to take a physical examination to facilitate the placement of such insurance.

11.                               Termination by Executive

11.0                        Executive shall be entitled to terminate this Employment Agreement without cause upon ninety (90) days written notice to QTA.  If Executive shall so terminate this Employment Agreement, Executive forfeit all benefits of this Employment Agreement except that he shall be entitled only to those benefits provided under existing law.  If Executive shall so terminate this Employment Agreement, QTA shall be entitled to continue the non-competition agreement.

11.01                 Executive shall be entitled to terminate this Employment Agreement upon material breach by QTA or for good cause.  A material breach by QTA of the terms of this Employment Agreement shall entitle Executive to terminate his services under this Employment Agreement effective thirty (30) days from and after receipt of such notice by QTA.  Such notice shall include a specific description of such breach and QTA shall have until the effective date of the notice to cure or remedy such breach.  Upon the cure or remedy of such breach, Executive’s notice of termination shall be deemed rescinded.  For purposes of this Employment Agreement, a termination for good cause by Executive shall be based upon the following action by the QTA: a failure, without good cause to continue Chairman of the Board of Directors of QTA; or a failure to make any payment required hereunder.  Provided, however, Executive’s title, duties and responsibilities as Chairman of the Board of Directors of QTA shall be deemed to be altered with good cause by QTA if substantially all of its assets are sold to or combined with another entity and

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Executive shall thereafter continue to have the same significant duties and responsibilities with respect to QTA’s continuing business and with a like Agreement, for a term no less than that of this Employment Agreement.  Upon the occurrence of any happening which would authorize Executive to terminate this Employment Agreement for good cause, Executive shall notify QTA in writing within sixty (60) days following such occurrence or Executive shall be deemed to have waived his right to terminate this Employment Agreement for such occurrence.  Upon termination of this Employment Agreement by Executive for material breach or good cause, Executive shall be entitled to all remaining benefits provided for herein or the monetary equivalent thereof.

12.                               Mitigation and Offset

12.0                        Executive shall be required to mitigate the amount of any payment provided for in this Employment Agreement by seeking employment or otherwise, to offset the amount of any payment provided for in this Employment Agreement by amounts earned as a result of Executive’s employment or self-employment during the period he is entitled to such payment.

13.                               Binding Agreement

13.0                        This Employment Agreement shall be binding upon and inure to the benefit of Executive, and his heirs, and of QTA, and its respective successor and assigns.  Executive may not, without the express written permission of QTA assign or pledge any right or obligations hereunder to any person, entity, firm or corporation.

14.                               Arbitration

14.0                        QTA and Executive agree that any dispute or claim concerning this Employment Agreement, or the terms and conditions of employment under this Employment Agreement, shall be settled by arbitration.  The arbitration proceedings will be conducted under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time a demand for arbitration under the Rules is made.  The decision of the arbitrators, including determination of the amount of any damages suffered, will be exclusive, final and binding on /QTA and Executive, their heirs, executors, administrators, successors and assigns.  Each party will bear that party’s own expenses in the arbitration proceedings for arbitrators’ fees and attorney fees, for that party’s witnesses, and other expenses of presenting the case.  Other arbitration costs, including administrative fees and fees for records or transcripts, will be borne equally by /QTA and Executive.

15.                               Amendment; Waiver

15.0                        This document contains the entire agreement of the parties with respect to the employment of Executive by QTA and supersedes any prior agreement.  No amendment or modification of this Employment Agreement shall be valid unless evidenced by a dated written instrument executed by the parties hereto.  No waiver by either party of any breach by the other party of any provision or condition of this Employment Agreement shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time.

16.                               Governing Law

16.0                        This Employment Agreement shall be governed by and construed in accordance with the laws of thee State of Kansas.

17.                               Notices

17.0                        All notices which a party is required or may desire to give to the other party under or in connection with this Employment Agreement shall be given in writing by addressing the same to

7

the other party as follows:

If to Executive, to:
Robin Buerge

If to QTA, to:
Quarles Team Agency, Inc.
C/O

or at such other place as may be designated in writing by like notice.  Any notice shall be deemed to have been given within forty-eight (48) hours after being addressed as required herein and deposited, first-class postage prepaid, in the United States mail.

IN WITNESS THEREOF, the parties have executed this Employment Agreement this              day of                              , 2002, effective as of the day and year first above written.

Quarles Team Agency, Inc. (QTA)

By:
C. Gene Quarles, Chairman

Robin Buerge

Executive

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Schedule 8.5(a)

NON COMPETITION AGREEMENT

On this         day of               , 2002, Quarles Team Agency, Inc., an Oklahoma corporation, hereinafter referred to as “QTA” and C. Gene Quarles, an individual residing at                                                                ,                , Oklahoma, hereinafter referred to as “Quarles” and/or employee enter into this contract.

WHEREAS, TeamBank, N.A., hereinafter referred to as “TBNA” has entered into a certain Acquisition Agreement and Plan of Merger dated the            day of December 2002, hereinafter referred to as “Merger Agreement” to merge Quarles Agency, Inc. (“QA”) into a wholly owned subsidiary of TBNA with the surviving entity to be a financial subsidiary of TBNA known as Quarles Team Agency, Inc., hereinafter referred to as SURVIVING Corporation or “QTA”; and

WHEREAS, TFIN is the parent company of TBNA and, thus, has a substantial business interests which merit reasonable protection from TBNA employees and employees of TBNA subsidiaries, and

WHEREAS, Quarles is a significant stockholder of QA, and as a result of his previous position with QA is possessed of and has been primarily responsible for the development of the trade secrets, processes, formulations and proprietary know how comprising the core of the intellectual property of QA essential to the goodwill and continued viability of QTA as a going concern and an essential component of the value to TBNA of the transaction contemplated by the Merger Agreement; and

WHEREAS, compliance with the covenants not to compete and other provisions of this Agreement by Quarles following consummation of Merger Agreement is an essential

1

condition precedent to consummation by TeamBank, N.A. of the transaction contemplated by the Merger Agreement; and

WHEREAS, the preservation of the integrity of the business of QTA and its value as a going concern free from any interference or undue advantage derived by Quarles as a result of Quarles’s previous position with QA is an essential condition precedent to the consummation by TBNA of the transaction contemplated by the Merger Agreement, and the purpose of this Agreement is to provide for appropriate restrictions on the conduct of Quarles for the purpose of preserving such value for which TBNA has bargained and for which it will pay pursuant to the Merger Agreement; and

WHEREAS, as a material inducement to TBNA to execute and deliver the Merger Agreement, and in consideration of the execution, delivery and performance of the Merger Agreement by TBNA, Quarles has agreed to execute and deliver this Agreement and has agreed to the restrictive covenants contained herein, all pursuant to the terms and conditions of this Non-Compete Agreement; and

WHEREAS, the parties wish to stipulate to certain material facts regarding the enforceability of this contract pursuant to the parties choice of law; to wit: the laws of the state of Kansas;

NOW THEREFORE IT IS AGREED:

1.                                       Upon the effective time of the Merger Agreement, Quarles shall serve as Chairman of the Board of Directors of QTA, the Surviving Corporation of the Merger Agreement, which will, following the closing of the Merger Agreement, be a wholly owned financial subsidiary of TBNA.  In addition, Quarles shall assist TFIN in the

2

development of TFIN’s insurance business plan to be initiated through TFIN’s various wholly owned subsidiaries.

2.                                       After the effective date of closing of the Merger Agreement, and during the period defined in paragraph 3 below, if Quarles’s employment with QTA, the Surviving Corporation, ceases for any reason; Quarles shall not directly or indirectly, either personally or as an employee, associate, partner, manager, agent, director, or otherwise or by means of any corporate or other device engage in the insurance agency business or any similar business within any of the following counties: (insert here the names of the contiguous counties of Tulsa and a general approximation of the miles in radius) of Tulsa, Oklahoma for the period of time specified in paragraph 3 below.  Nor shall Quarles, for such term specified in paragraph 3 below and in such locales set forth above, solicit business, directly or indirectly, from any customers of QA, QTA, TFIN or any subsidiary of TFIN, including but not limited to TBNA, or from any customers of any successors or assigns of such entities, for such insurance services as are offered by QTA, TFIN or any subsidiary of TFIN or their successors or assigns.

3.                                       The non competition obligation of Quarles shall exist for a total period of five years from and after the effective date of the Merger Agreement.  However, within said five year period, the non competition obligation of Quarles imposed by this contract shall become operational and effective at the time of actual termination of his employment by TFIN or one of its wholly owned subsidiaries and shall continue thereafter until the expiration of the total period of five years specified above at which

3

time the obligations of all parties to this contract shall be terminated and held for naught.  Although the Employment Agreement provides for termination of employment by either Quarles or QTA, the duty of Quarles not to compete and the obligation of TFIN to make payments provided herein as described in this Agreement shall survive any termination of his employment with QTA, TFIN or any of its wholly owned subsidiaries or their successors or assigns and shall be binding on the parties.

4.                                       As consideration for this Agreement, QTA agrees to pay Quarles the sum of FIFTY THREE THOUSAND TWO HUNDRED FIFTY and 00/100 ($53,250.00) on the effective date of this Agreement.

5.                                       Quarles consents to the disclosure, as determined to be reasonably necessary by the attorneys for QTA, of the terms of this contract to any party to the Merger Agreement; the stockholders, officers and directors of Quarles Agency, Inc., and/or any state or federal regulatory agency responsible for the review of any matter in connection with the approval of the Merger Agreement.

6.                                       In the event any provision of this Agreement shall be found unenforceable by a court of competent jurisdiction, the parties agree all other provisions shall remain in full force and effect.  This Agreement may be terminated only by a duly authorized, written agreement signed and dated by both parties.

7.                                       Any differences, claims or matters in dispute arising between the parties to this agreement, including permitted assigns, shall be submitted by them to arbitration by the American Arbitration Association or its successor and the determination of the American Arbitration Association or its successor shall be final and absolute.  The arbitrator and the arbitration proceedings shall be governed by the duly

4

promulgated rules and regulations of the American Arbitration Association or its successor in force at the time the arbitration request is made and the pertinent provisions of the law of the State of Kansas relating to arbitration.  The decision of the arbitrator may be entered as a judgment in any court of the State of Kansas or the Federal District Court of the State of Kansas.

8.                                       This contract shall be binding on and shall inure to the benefit of any successor or successors of QTA.

9.                                       This contract shall be governed by, construed and enforced in accordance with the laws of the State of Kansas.  Quarles specifically waives any objection to the application of the laws of the State of Kansas and consents to the jurisdiction of the District Court of Miami County, Kansas or the Federal District Court of the State of Kansas.  Quarles acknowledges that he has reviewed his rights and remedies under the laws of the state of Oklahoma and that by virtue of his consent to the jurisdiction of the state of Kansas that he may have significantly altered or reduced his legal rights and remedies.

10.                                 With respect to the subject matter contained herein, this Agreement shall constitute the entire contract between the parties and any prior understanding or representation of any kind preceding the date of this contract shall not be binding upon either party except to the extent incorporated in this contract and except to the extent this contract has been incorporated in to the Employment Agreement.  The parties agree that the obligations created by this contract shall be subject to any necessary federal or state regulatory approvals and shall be amended as may be required to

5

comply with federal and state regulations.

11.                                 Any modification of this contract or additional obligation assumed by either party in connection with this contract shall be binding only if evidenced in writing signed by each party or an authorized representative of each party.

12.                                 The failure of either party to this contract to insist upon the performance of any of the terms and conditions of this contract, or the waiver of any breach of any of the terms and conditions of this contract, shall not be construed as thereafter waiving any such terms and conditions, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

13.                                 The parties agree to the following facts which they stipulate shall constitute conclusive evidence regarding the enforceability of this Agreement under the laws of the states of Kansas and/or Oklahoma:

a.                                       This agreement is not adverse to the public interest in that the limitation imposed here will not hinder open competition in insurance services available to the public.

b.                                      This agreement is not adverse to the public interest in that none of the provisions discourage the development of innovation, technology or financial resources available to the public.

c.                                       This agreement is reasonable in its efforts to protect the QTA’s interest in developing its highly personal services marketing concept and improving efficiency in the delivery of personal insurance services through specialized marketing strategies and customer programs.  Confining the scope of this non-competition to exiting customers with whom Quarles actually had contact would

6

not protect QTA’s interest because business, commercial and consumer prospects who are not yet customers comprise a large portion of ultimate target of the specialized marketing strategies.  Considering the high level executive status of Quarles who is far less involved in delivering direct services to QTA’s customer and much more involved in the long range planning and development of the marketing strategies, the scope of this agreement is reasonable and not too broad.

d.                                      This agreement is not oppressive to Quarles in that he has skills which are easily marketed in the insurance industry outside the geographic locales subject to this agreement and the Quarles has been highly compensated for agreeing not to compete with QTA in the specified area for a reasonable period of time.

e.                                       Quarles has had ample time and opportunity to consult with his attorney regarding the stipulations made herein, the legal significance of such stipulations as well as the legal significance of his agreement to apply the laws of the state of Kansas instead of Oklahoma.  Quarles has voluntarily made all of the stipulations contained herein.

14.                                 The parties acknowledge by their signatures below that the facts stipulated to in paragraph 13 above are true and correct based upon their independent evaluation and knowledge.

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Quarles Team Agency, Inc.

Date:	By:
President

Quarles

Date:	By:
C. Gene Quarles

8

Schedule 8.5(b)

NON COMPETITION AGREEMENT

On this            day of                  , 2002, Quarles Team Agency, Inc., an Oklahoma corporation, hereinafter referred to as “QTA” and Clint Quarles, an individual residing at                                      ,               , Oklahoma, hereinafter referred to as “Quarles” or “employee” enter into this contract.

WHEREAS, Quarles Agency, Inc., the predecessor of QTA, and TeamBank, N.A. have entered into a certain Acquisition Agreement and Plan of Merger dated the            day of December, 2002, hereinafter referred to as “Merger Agreement”; and

WHEREAS, pursuant to a separate written Employment Agreement dated the            day of December, 2002, hereinafter referred to as “Employment Agreement” between QTA and Quarles, Quarles has agreed to continue his services as an insurance agent of QTA, the surviving corporation of the above reference Merger Agreement; and

WHEREAS, under the above described circumstances, the employment of Quarles and the potential future competition of Quarles with QTA constitute an appropriate situation for the use of a Non-Competition Contract/ Agreement ; and

WHEREAS, the parties wish to stipulate to certain material facts regarding the enforceability of this contract pursuant to the parties choice of law; to wit: the laws of the state of Kansas.

NOW THEREFORE IT IS AGREED:

1

1.                                       Upon the effective time of the Merger Agreement, Quarles shall commence employment with QTA pursuant to the Employment Agreement.

2.                                       After the effective date of closing of the Merger Agreement if Quarles’ employment with QTA ceases for any reason, Quarles shall not engage in any business substantially the same as or in competition with QTA which shall include, without limitation, doing any of the following acts with the intent of profit, production of income or any type of remuneration in whatever form whether directly or indirectly by Employee or a member of Employee’s immediate family: (A) carrying on or engaging in any such business as the principal, or on his or its own account, or solely or jointly with others as a director officer, agent, producer, employee, independent contractor, manager, consultant or partner (general or limited, shareholder or holder of an equity security or otherwise; (B) lending credit or money for the purpose of establishing or operating any such business; (C) giving advice to any other person engaging in any such business; (D) lending or consenting to the use of his or its name or reputation to be used in any such business; or (E) allowing his or its skill, knowledge or experience to be used in any such business.  During the period of time specified in paragraph 3 below, Quarles shall not, either on his own account or directly or indirectly in conjunction with or on behalf of any person or entity, call upon or solicit any person who is then or has been an officer, manager, producer, agent or employee of QTA or any branch of QTA or its predecessor Quarles Agency, Inc. or solicit any customer of QTA or its predecessor Quarles Agency, Inc. or of any branch of Quarles Agency, Inc. for., for such insurance services as are offered by Quarles

2

Agency, Inc., QTA or any subsidiary of QTA or their successors or assigns.  Quarles shall not contact any person or entity who is or every has been a client or customer of QTA or its predecessor Quarles Agency, Inc. with the intent or effect of causing that person or entity to be come a customer or client.

3.                                       The non competition obligation of Quarles shall exist for a total period of five years from and after the effective date of the Merger Agreement.  However, within said five year period, the non competition obligation of Quarles imposed by this contract shall become operational and effective at the time of actual termination of his employment and shall continue thereafter for a period of three (3) years not to exceed the total period of five year term provided for herein.  For example, if Quarles terminates his employment three years after the effective date, his non competition obligations would continue for a period of two years.   Although the Employment Agreement provides for termination of employment by either Quarles or QTA, the duty of Quarles not to compete and the obligation of QTA to make payments provided herein shall survive any termination of his employment with QTA or any of its wholly owned subsidiaries or their successors or assigns and shall be binding on the parties.

4.                                       As consideration for this agreement, QTA agrees to pay Quarles the sum of TWENTY-ONE THOUSAND SEVEN HUNDRED FIFTY    ($21,750.00) at the time of signing.

5.                                       Quarles consents to the disclosure, as determined to be reasonably necessary by the attorneys for QTA, of the terms of this contract to any party to the Merger Agreement; the stockholders, officers and directors of Quarles Agency, Inc., and/or any state or federal regulatory agency responsible for the review of any matter in

3

connection with the approval of the Merger Agreement.

6.                                       In the event any provision of this agreement shall be found unenforceable by a court of competent jurisdiction, the parties agree all other provisions shall remain in full force and effect.  It is intended that each and every provision of this agreement be severable.  This agreement may be terminated only by a duly authorized, written agreement signed and dated by both parties.

7.                                       Any differences, claims or matters in dispute arising between the parties to this agreement, including permitted assigns, shall be submitted by them to arbitration by the American Arbitration Association or its successor and the determination of the American Arbitration Association or its successor shall be final and absolute.  The arbitrator and the arbitration proceedings shall be governed by the duly promulgated rules and regulations of the American Arbitration Association or its successor in force at the time the arbitration request is made and the pertinent provisions of the law of the State of Kansas relating to arbitration.  The decision of the arbitrator may be entered as a judgment in any court of the State of Kansas or the Federal District Court of the State of Kansas.

8.                                       This contract shall be binding on and shall inure to the benefit of any successor or successors of QTA.

9.                                       This contract shall be governed by, construed and enforced in accordance with the laws of the States of Kansas.  It is the desired intent of the parties that this agreement be enforced to the fullest extent permissible under the applicable laws and public policies of Kansas or any other applicable jurisdiction.  Accordingly to the extent that any provision hereto or portion hereof which shall be adjudicated to be invalid or

4

unenforceable, this agreement shall be reformed such that the restrictions imposed upon Quarles are no greater than would be otherwise permissible under applicable law.

10.                                 This contract shall constitute the entire contract between the parties and any prior understanding or representation of any kind preceding the date of this contract shall not be binding upon either party except to the extent incorporated in this contract and except to the extent this contract has been incorporated in to the Employment Agreement.  The parties agree that the obligations created by this contract shall be subject to any necessary federal or state regulatory approvals and shall be amended as may be required to comply with federal and state regulations.

11.                                 Any modification of this contract or additional obligation assumed by either party in connection with this contract shall be binding only if evidenced in writing signed by each party or an authorized representative of each party.

12.                                 The failure of either party to this contract to insist upon the performance of any of the terms and conditions of this contract, or the waiver of any breach of any of the terms and conditions of this contract, shall not be construed as thereafter waiving any such terms and conditions, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

13.                                 The parties agree to the following facts which they stipulate shall constitute conclusive evidence regarding the enforceability of this agreement under the laws of the states of Kansas and/or Oklahoma:

a.                                       This agreement is not adverse to the public interest in that the limitation imposed here will not hinder open competition in insurance services available to

5

the public.

b.                                      This agreement is not adverse to the public interest in that none of the provisions discourage the development of innovation, technology or financial resources available to the public.

c.                                       This agreement is reasonable in its efforts to protect the employer’s interest in developing its highly personal services marketing concept and improving efficiency in the delivery of personal insurance services through specialized marketing strategies and customer programs.  Confining the scope of an employee’s non-competition to exiting customers with whom the employee actually had contact would not protect the employer’s interest because business, commercial and consumer prospects who are not yet customers comprise a large portion of ultimate target of the specialized marketing strategies.  Considering the status of Quarles who is expected to be  involved in delivering direct services to the employer’s customer and to be involved in the designing of long range plans and development of the marketing strategies, the scope of this agreement is reasonable and not too broad.

d.                                      This agreement is not oppressive to the employee in that the employee has skills which are easily marketed in the insurance industry outside the limitations of this agreement and the employee has been highly compensated for agreeing not to compete with the employer as specified for a reasonable period of time.  Quarles acknowledges that despite the obligations of this

6

agreement, he still has sufficient experience and ability to permit him to obtain employment in businesses which are not in violation of the provisions of this agreement and that enforcement of the obligations contained herein will not prevent him from earning a livelihood.

e.                                       Employee has had ample time and opportunity to consult with his attorney regarding the stipulations made herein, the legal significance of such stipulations as well as the legal significance of employee’s agreement to apply the laws of the state of Kansas instead of Oklahoma.  Employee has voluntarily made all of the stipulations contained herein.

14.                                 Quarles acknowledges and agrees that, in the event of a prospective or actual breach of any of the provisions of this agreement by him, monetary damages would not be an adequate remedy to compensate QTA for the loss of goodwill and other harm to QTA business.  In the event of a threatened or actual breach of any of the provisions of this agreement by Quarles, the parties agree that QTA shall be entitled, it so elects, to a temporary restraining order and to temporary and permanent injunctive relief to prevent or terminate such anticipated or actual breach, in each case without the necessity of a bond.  In additional QTA shall be entitled to such damages as it can show it sustained by reason of such threatened or actual breach.  QTA shall be entitled to and have the right to inform any person or entity that it reasonably believes to be participating with or considering participating with Quarles or receiving from Quarles

7

assistance in violation of this agreement.

15.                                 The parties acknowledge by their signatures below that the facts stipulated to in paragraph 13 above are true and correct based upon their independent evaluation and knowledge.

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Quarles Team Agency, Inc..

Date:	By:
Robin Buerge,
President

EMPLOYEE

Date:	By:
Clint Quarles

9

Schedule 8.5(c)

NON COMPETITION AGREEMENT

On this          day of                  , 2002, Quarles Team Agency, Inc., an Oklahoma corporation, hereinafter referred to as “QTA” and Robin Buerge, an individual residing at                                        ,                , Oklahoma, hereinafter referred to as “Buerge” and/or employee enter into this contract.

WHEREAS, TeamBank, N.A., hereinafter referred to as “TBNA” has entered into a certain Acquisition Agreement and Plan of Merger dated the               day of December 2002, hereinafter referred to as “Merger Agreement” to merge Quarles Agency, Inc. (“QA”) into a wholly owned subsidiary of TBNA with the surviving entity to be a financial subsidiary of TBNA known as Quarles Team Agency, Inc., hereinafter referred to as SURVIVING Corporation or “QTA”; and

WHEREAS, TFIN is the parent company of TBNA and, thus, has a substantial business interests which merit reasonable protection from TBNA employees and employees of TBNA subsidiaries, and

WHEREAS, Buerge is a significant stockholder of QA, and as a result of his previous position with QA is possessed of and has been primarily responsible for the development of the trade secrets, processes, formulations and proprietary know how comprising the core of the intellectual property of QA essential to the goodwill and continued viability of QTA as a going concern and an essential component of the value to TBNA of the transaction contemplated by the Merger Agreement; and

WHEREAS, compliance with the covenants not to compete and other provisions of this Agreement by Buerge following consummation of Merger Agreement is an

1

essential condition precedent to consummation by TeamBank, N.A. of the transaction contemplated by the Merger Agreement; and

WHEREAS, the preservation of the integrity of the business of QTA and its value as a going concern free from any interference or undue advantage derived by Buerge as a result of Buerge’s previous position with QA is an essential condition precedent to the consummation by TBNA of the transaction contemplated by the Merger Agreement, and the purpose of this Agreement is to provide for appropriate restrictions on the conduct of Buerge for the purpose of preserving such value for which TBNA has bargained and for which it will pay pursuant to the Merger Agreement; and

WHEREAS, as a material inducement to TBNA to execute and deliver the Merger Agreement, and in consideration of the execution, delivery and performance of the Merger Agreement by TBNA, Buerge has agreed to execute and deliver this Agreement and has agreed to the restrictive covenants contained herein, all pursuant to the terms and conditions of this Non-Compete Agreement; and

WHEREAS, the parties wish to stipulate to certain material facts regarding the enforceability of this contract pursuant to the parties choice of law; to wit: the laws of the state of Kansas;

NOW THEREFORE IT IS AGREED:

1.                                       Upon the effective time of the Merger Agreement, Buerge shall serve as President of QTA, the Surviving Corporation of the Merger Agreement, which will, following the closing of the Merger Agreement, be a wholly owned financial subsidiary of TBNA.  In addition, Buerge shall assist TFIN in the development of TFIN’s insurance

2

business plan to be initiated through TFIN’s various wholly owned subsidiaries.

2.                                       After the effective date of closing of the Merger Agreement, and during the period defined in paragraph 3 below, if Buerge’s employment with QTA, the Surviving Corporation, ceases for any reason; Buerge shall not directly or indirectly, either personally or as an employee, associate, partner, manager, agent, director, or otherwise or by means of any corporate or other device engage in the insurance agency business or any similar business within any of the following counties: (insert here the names of the contiguous counties of Tulsa and a general approximation of the miles in radius) of Tulsa, Oklahoma for the period of time specified in paragraph 3 below.  Nor shall Buerge, for such term specified in paragraph 3 below and in such locales set forth above, solicit business, directly or indirectly, from any customers of QA, QTA, TFIN or any subsidiary of TFIN, including but not limited to TBNA, or from any customers of any successors or assigns of such entities, for such insurance services as are offered by QTA, TFIN or any subsidiary of TFIN or their successors or assigns.

3.                                       The non competition obligation of Buerge shall exist for a total period of five years from and after the effective date of the Merger Agreement.  However, within said five year period, the non competition obligation of Buerge imposed by this contract shall become operational and effective at the time of actual termination of his employment by TFIN or one of its wholly owned subsidiaries and shall continue thereafter until the expiration of the total period of five years specified above at which time the obligations of all parties to this contract shall be terminated and held for naught.  Although the Employment Agreement provides for termination of employment

3

by either Buerge or QTA, the duty of Buerge not to compete and the obligation of TFIN to make payments provided herein as described in this Agreement shall survive any termination of his employment with QTA, TFIN or any of its wholly owned subsidiaries or their successors or assigns and shall be binding on the parties.

4.                                       As consideration for this Agreement, QTA agrees to pay Buerge the sum of SEVENTY -FIVE THOUSAND AND 00/100 DOLLARS ($75,250.00) on the effective date of this Agreement.

5.                                       Buerge consents to the disclosure, as determined to be reasonably necessary by the attorneys for QTA, of the terms of this contract to any party to the Merger Agreement; the stockholders, officers and directors of Quarles Agency, Inc., and/or any state or federal regulatory agency responsible for the review of any matter in connection with the approval of the Merger Agreement.

6.                                       In the event any provision of this Agreement shall be found unenforceable by a court of competent jurisdiction, the parties agree all other provisions shall remain in full force and effect.  This Agreement may be terminated only by a duly authorized, written agreement signed and dated by both parties.

7.                                       Any differences, claims or matters in dispute arising between the parties to this agreement, including permitted assigns, shall be submitted by them to arbitration by the American Arbitration Association or its successor and the determination of the American Arbitration Association or its successor shall be final and absolute.  The arbitrator and the arbitration proceedings shall be governed by the duly promulgated rules and regulations of the American Arbitration Association or its successor in force at the time the arbitration request is made and the pertinent

4

provisions of the law of the State of Kansas relating to arbitration.  The decision of the arbitrator may be entered as a judgment in any court of the State of Kansas or the Federal District Court of the State of Kansas.

8.                                       This contract shall be binding on and shall inure to the benefit of any successor or successors of QTA.

9.                                       This contract shall be governed by, construed and enforced in accordance with the laws of the State of Kansas.  Buerge specifically waives any objection to the application of the laws of the State of Kansas and consents to the jurisdiction of the District Court of Miami County, Kansas or the Federal District Court of the State of Kansas.  Buerge acknowledges that he has reviewed his rights and remedies under the laws of the state of Oklahoma and that by virtue of his consent to the jurisdiction of the state of Kansas that he may have significantly altered or reduced his legal rights and remedies.

10.                                 This contract shall constitute the entire contract between the parties and any prior understanding or representation of any kind preceding the date of this contract shall not be binding upon either party except to the extent incorporated in this contract and except to the extent this contract has been incorporated in to the Employment Agreement.  The parties agree that the obligations created by this contract shall be subject to any necessary federal or state regulatory approvals and shall be amended as may be required to comply with federal and state regulations.

11.                                 Any modification of this contract or additional obligation assumed by either party in connection with this contract shall be binding only if evidenced in writing signed

5

by each party or an authorized representative of each party.

12.                                 The failure of either party to this contract to insist upon the performance of any of the terms and conditions of this contract, or the waiver of any breach of any of the terms and conditions of this contract, shall not be construed as thereafter waiving any such terms and conditions, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

13.                                 The parties agree to the following facts which they stipulate shall constitute conclusive evidence regarding the enforceability of this Agreement under the laws of the states of Kansas and/or Oklahoma:

a.                                       This agreement is not adverse to the public interest in that the limitation imposed here will not hinder open competition in insurance services available to the public.

b.                                      This agreement is not adverse to the public interest in that none of the provisions discourage the development of innovation, technology or financial resources available to the public.

c.                                       This agreement is reasonable in its efforts to protect the QTA’s interest in developing its highly personal services marketing concept and improving efficiency in the delivery of personal insurance services through specialized marketing strategies and customer programs.  Confining the scope of this non-competition to exiting customers with whom Buerge actually had contact would not protect QTA’s interest because business, commercial and consumer prospects who are not yet customers comprise a large portion of ultimate target of the specialized marketing strategies.  Considering the high level executive

6

status of Buerge who is far less involved in delivering direct services to QTA’s customer and much more involved in the long range planning and development of the marketing strategies, the scope of this agreement is reasonable and not too broad.

d.                                      This agreement is not oppressive to Buerge in that he has skills which are easily marketed in the insurance industry outside the geographic locales subject to this agreement and the Buerge has been highly compensated for agreeing not to compete with QTA in the specified area for a reasonable period of time.

e.                                       Buerge has had ample time and opportunity to consult with his attorney regarding the stipulations made herein, the legal significance of such stipulations as well as the legal significance of his agreement to apply the laws of the state of Kansas instead of Oklahoma.  Buerge has voluntarily made all of the stipulations contained herein.

14.                                 The parties acknowledge by their signatures below that the facts stipulated to in paragraph 13 above are true and correct based upon their independent evaluation and knowledge.

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Quarles Team Agency, Inc..

Date:	By:
Chairman

BUERGE

Date:	By:
Robin Buerge

8

Schedule 8.6

NON COMPETITION AGREEMENT

On this          day of                 , 2002, Team Financial, Inc., a financial holding company incorporated in the State of Kansas, hereinafter referred to as “TFIN” and Robin Buerge, an individual residing at                                        , Tulsa, Oklahoma, hereinafter sometimes referred to as “Buerge” enter into this contract.

WHEREAS, TeamBank, N.A., hereinafter referred to as “TBNA” has entered into a certain Acquisition Agreement and Plan of Merger dated the            day of December 2002, hereinafter referred to as “Merger Agreement” to merge Quarles Agency, Inc. (“QA”) into a wholly owned subsidiary of TBNA with the surviving entity to be a financial subsidiary of TBNA known as Quarles Team Agency, Inc., hereinafter referred to as SURVIVING Corporation or “QTA”; and

WHEREAS, TFIN is the parent company of TBNA and, thus, has a substantial business interests which merit reasonable protection from TBNA employees, and

WHEREAS, Buerge is a significant stockholder of QA, and as a result of his previous position with QA is possessed of and has been primarily responsible for the development of the trade secrets, processes, formulations and proprietary know how comprising the core of the intellectual property of QA essential to the goodwill and continued viability of QTA as a going concern and an essential component of the value to TBNA of the transaction contemplated by the Merger Agreement; and

WHEREAS, compliance with the covenants not to compete and other provisions of this Agreement by Buerge following consummation of Merger Agreement is an essential condition precedent to consummation by TeamBank, N.A. of the transaction contemplated by the Merger Agreement; and

1

WHEREAS, the preservation of the integrity of the business of QTA and its value as a going concern free from any interference or undue advantage derived by Buerge as a result of Buerge’s previous position with QA is an essential condition precedent to the consummation by TBNA of the transaction contemplated by the Merger Agreement, and the purpose of this Agreement is to provide for appropriate restrictions on the conduct of Buerge for the purpose of preserving such value for which TBNA has bargained and for which it will pay pursuant to the Merger Agreement; and

WHEREAS, as a material inducement to TBNA to execute and deliver the Merger Agreement, and in consideration of the execution, delivery and performance of the Merger Agreement by TBNA, Buerge has agreed to execute and deliver this Agreement and has agreed to the restrictive covenants contained herein, all pursuant to the terms and conditions of this Non-Compete Agreement; and

WHEREAS, the parties wish to stipulate to certain material facts regarding the enforceability of this contract pursuant to the parties choice of law; to wit: the laws of the state of Kansas; and

WHEREAS, Buerge has agreed to continue his services as President of the Surviving Corporation following the closing of the Merger Agreement, and

WHEREAS, under the above described circumstances, the employment of Buerge by a wholly owned subsidiary of TFIN and the potential future competition of Buerge with TFIN’s interest in the Surviving Corporation constitute an appropriate situation for the use of a Non-Competition Contract directly between Buerge and TFIN as well as between Surviving Corporation and Buerge and/or between TBNA and

2

Buerge.

NOW THEREFORE IT IS AGREED:

1.                                       Upon the effective time of the Merger Agreement, Buerge shall serve as President of QTA, the Surviving Corporation of the Merger Agreement, which will, following the closing of the Merger Agreement, be a wholly owned financial subsidiary of TBNA.  In addition, Buerge shall assist TFIN in the development of TFIN’s insurance business plan to be initiated through TFIN’s various wholly owned subsidiaries.

2.                                       After the effective date of closing of the Merger Agreement if Quarles’ employment with QTA ceases for any reason, Buerge shall within any of the following counties: (insert here the names of the contiguous counties of Tulsa and a general approximation of the miles in radius) of Tulsa, Oklahoma for the period specified in paragraph 3 below engage in any business substantially the same as or in competition with QTA which shall include, without limitation, doing any of the following acts with the intent of profit, production of income or any type of remuneration in whatever form whether directly or indirectly by Employee or a member of Employee’s immediate family: (A) carrying on or engaging in any such business as the principal, or on his or its own account, or solely or jointly with others as a director officer, agent, producer, employee, independent contractor, manager, consultant or partner (general or limited, shareholder or holder of an equity security or otherwise; (B) lending credit or money for the purpose of establishing or operating any such business; (C) giving advice to any other person engaging in any such business; (D) lending or consenting to the use of his or its name or reputation to be used in any such business; or (E) allowing his or its skill, knowledge or experience to be used in any such business.  During the period of time

3

specified in paragraph 3 below, Quarles shall not, either on his own account or directly or indirectly in conjunction with or on behalf of any person or entity, call upon or solicit any person who is then or has been an officer manager, producer, agent or employee of QTA or any branch of QTA or its predecessor Quarles Agency, Inc. solicit any customer of QTA or its predecessor Quarles Agency, Inc. or of any branch of Quarles Agency, Inc. for., for such insurance services as are offered by Quarles Agency, Inc., QTA or any subsidiary of QTA or their successors or assigns.  Quarles shall not contact any person or entity who is or every has been a client or customer of QTA or its predecessor Quarles Agency, Inc. with the intent or effect of causing that person or entity to be come a customer or client.

3.                                       The non competition obligation of Buerge shall exist for a total period of five years from and after the effective date of the Merger Agreement.  However, within said five year period, the non competition obligation of Buerge imposed by this contract shall become operational and effective at the time of actual termination of his employment by TFIN or one of its wholly owned subsidiaries and shall continue thereafter until the expiration of the total period of five years specified above at which time the obligations of all parties to this contract shall be terminated and held for naught.  Although the Employment Agreement provides for termination of employment by either Buerge or QTA, the duty of Buerge not to compete and the obligation of TFIN to make payments provided herein as described in this Agreement shall survive any termination of his employment with QTA, TFIN or any of its wholly owned subsidiaries or their successors or assigns and shall be binding on the parties

4.                                       As consideration for this agreement, TFIN agrees to pay and Buerge shall

4

receive shares of Team Financial, Inc. common stock with a market value of not less than TWO HUNDRED THOUSAND DOLLARS ($200,000.00) on the date of signing this agreement.  Buerge acknowledges that he has received copies of the 2001 Annual TFIN Report; Proxy Statement, all filings by TFIN with the Securities and Exchange Commission for 2002 and all press releases issued by TFIN in 2002.

5.                                       Buerge consents to the disclosure, as determined to be reasonably necessary by the attorneys for TFIN, of the terms of this contract to any party to the Merger Agreement; the stockholders, officers and directors of the QA and/or any state or federal regulatory agency responsible for the review of any matter in connection with the approval of the Merger Agreement.

6.                                       In the event any provision of this agreement shall be found unenforceable by a court of competent jurisdiction, the parties agree all other provisions shall remain in full force and effect.  This agreement may be terminated only by a duly authorized, written agreement signed and dated by both parties.

7.                                       Any differences, claims or matters in dispute arising between the parties to this agreement, including permitted assigns, shall be submitted by them to arbitration by the American Arbitration Association or its successor and the determination of the American Arbitration Association or its successor shall be final and absolute.  The arbitrator and the arbitration proceedings shall be governed by the duly promulgated rules and regulations of the American Arbitration Association or its successor in force at the time the arbitration request is made and the pertinent provisions of the law of the State of Kansas relating to arbitration.  The decision of the

5

arbitrator may be entered as a judgment in any court of the State of Kansas or the Federal District Court of the State of Kansas.

8.                                       This contract shall be binding on and shall inure to the benefit of any successor or successors of TFIN.

9.                                       This contract shall be governed by, construed and enforced in accordance with the laws of the State of Kansas.  Buerge specifically waives any objection to the application of the laws of the State of Kansas and consents to the jurisdiction of the District Court of Miami County, Kansas or the Federal District Court of the State of Kansas.  Buerge acknowledges that he has reviewed his rights and remedies under the laws of the state of Oklahoma and that by virtue of his consent to the jurisdiction of the state of Kansas that he may have significantly altered or reduced his legal rights and remedies.

10.                                 This contract shall constitute the entire contract between the parties with respect to the subject matter hereof, and any prior understanding or representation of any kind preceding the date of this contract shall not be binding upon either party except to the extent incorporated in this Agreement and except to the extent this Agreement has been incorporated into any other agreement of the parties.  The parties agree that the obligations created by this Agreement shall be subject to any necessary federal or state regulatory approvals and shall be amended as may be required to comply.

11.                                 Any modification of this contract or additional obligation assumed by either party in connection with this contract shall be binding only if evidenced in writing signed by each party or an authorized representative of each party.

6

12.                                 The failure of either party to this contract to insist upon the performance of any of the terms and conditions of this contract, or the waiver of any breach of any of the terms and conditions of this contract, shall not be construed as thereafter waiving any such terms and conditions, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

13.                                 The parties agree to the following facts which they stipulate shall constitute conclusive evidence regarding the enforceability of this agreement under the laws of the States of Kansas:

a.                                       This agreement is not adverse to the public interest in that the limitation imposed here will not hinder open competition in insurance services available to the public.

b.                                      This agreement is not adverse to the public interest in that none of the provisions discourage the development of innovation, technology or insurance services available to the public.

c.                                       This agreement is reasonable in its efforts to protect the legitimate interests of TFIN, TBNA and QTA (The Surviving Corporation) in developing its insurance services as part of the marketing concept adopted by TFIN and its wholly owned subsidiary banks and in improving efficiency in the delivery of insurance products through personal banking services in conjunction with specialized marketing strategies and customer programs.  Confining the scope of Buerge’s non competition to exiting customers with whom he actually had contact would not protect TFIN’ interests because business, commercial and consumer prospects who are not yet customers comprise a large portion of the ultimate target of the specialized marketing strategies

7

developed by TFIN and its subsidiaries.  Considering the executive status of the Buerger as President of QTA and his role in TFIN’s development of its business strategy for making insurance products available to bank customers and due to Buerge’s expected involvement in the long range planning and development of the marketing strategies, the scope of this agreement is reasonable and not too broad.

d.                                      This agreement is not oppressive to Buerge in that he has skills which are easily marketed in the banking industry or the insurance industry outside the geographic limitations imposed by this agreement and he has been highly compensated for agreeing not to compete in the specified area for a reasonable period of time.

14.                                 The parties acknowledge by their signatures below that the facts stipulated to in paragraph 13 above are true and correct based upon their independent evaluation and knowledge and are voluntarily made.

Team Financial, Inc.

Date:	By:
Robert J. Weatherbie,
Chairman and Chief Executive
Officer

BUERGE

Date:	By:
Robin Buerge

8